As filed with the Securities and Exchange Commission on or about December
30, 1998

                    Registration No. 333-15881 and 811-07917
                      ------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           |_| REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       |_| Pre-Effective Amendment No. __
                       |X| Post-Effective Amendment No. 3

                                     and/or

                             REGISTRATION STATEMENT
            |_|      UNDER THE INVESTMENT COMPANY ACT OF 1940
                               |X| Amendment No. 4
                        (Check appropriate box or boxes)

                            HORACE MANN MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                              ONE HORACE MANN PLAZA
                           SPRINGFIELD, ILLINOIS 62715

          (Address of Principal Executive Offices, including Zip Code)

                                 ANN M. CAPARROS
                              ONE HORACE MANN PLAZA
                           SPRINGFIELD, ILLINOIS 62715
                     (Name and Address of Agent for Service)

                                    COPY TO:

                                CATHY G. O'KELLY
                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[ ] On (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a) (1)
[x] On March 1, 1999 pursuant to paragraph (a) (1)
[ ] 75 days after filing pursuant to paragraph (a) (2)
[ ] On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS                 MARCH 1, 1999


HORACE MANN MUTUAL FUNDS


GROWTH FUND

BALANCED FUND

INCOME FUND

SHORT-TERM INVESTMENT FUND

SMALL CAP GROWTH FUND

INTERNATIONAL EQUITY FUND

SOCIALLY RESPONSIBLE FUND


         SHARES OF THE HORACE MANN MUTUAL FUNDS ARE SOLD ONLY AS THE UNDERLYING INVESTMENT FOR VARIABLE ANNUITY CONTRACTS ISSUED BY HORACE MANN LIFE INSURANCE COMPANY.


                                     HORACE MANN MUTUAL FUNDS
                                     One Horace Mann Plaza
                                     Springfield, Illinois  62715-0001
                                     1-800-999-1030


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. IT IS A FEDERAL OFFENSE TO SUGGEST OTHERWISE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                TABLE OF CONTENTS

                                                                          Page


SUMMARY  ....................................................................1
         GROWTH FUND.........................................................1
         BALANCED FUND.......................................................5
         INCOME FUND.........................................................9
         SHORT-TERM INVESTMENT FUND.........................................13
         SMALL CAP GROWTH FUND..............................................17
         INTERNATIONAL EQUITY FUND..........................................20
         SOCIALLY RESPONSIBLE FUND..........................................24

OTHER INVESTMENT POLICIES...................................................28
         All Funds..........................................................28
         Growth Fund........................................................28
         Income Fund........................................................28
         Short-Term Investment Fund.........................................28
         International Equity Fund and Socially Responsible Fund............28

TYPES OF INVESTMENTS AND ASSOCIATED RISKS...................................28

MANAGEMENT..................................................................35
         Investment Adviser:  Wilshire Associates Incorporated..............35
         The Subadvisers....................................................36
                  Growth Fund...............................................36
                  Balanced Fund.............................................37
                  Income Fund...............................................37
                  Short-Term Investment Fund................................38
                  Small Cap Growth Fund.....................................38
                  International Equity Fund.................................38
                  Socially Responsible Fund.................................39
                  General  .................................................39
         Administrator:  Horace Mann Investors, Inc.........................40
                  Support Services Agreement................................40
         Transfer Agent and Dividend Paying Agent...........................40
         Custodian and Fund Accounting Agent................................40
         Year 2000 Readiness................................................40

ADDITIONAL PERFORMANCE INFORMATION..........................................41
         Other Information on the Performance of BlackRock..................41
         Other Information on the Performance of Scudder Kemper.............42
                  International Equity Performance..........................42
                  Socially Responsible Growth and Income Performance........43

PURCHASES AND REDEMPTIONS...................................................44
         Redemption of Growth Fund Shares by Existing Public Shareholders...44
         Systematic Cash Withdrawal Plan....................................45

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES..................................45

OTHER INFORMATION...........................................................46
         Voting Rights......................................................46
         Public Shareholder Communications..................................46
         Statement of Additional Information................................46

APPENDIX A.................................................................A-1
         Ratings of Debt Obligations.......................................A-1

                                        i


                                     SUMMARY

                                   GROWTH FUND

INVESTMENT OBJECTIVE

         The Growth Fund seeks long-term capital growth. As a secondary objective, the Growth Fund seeks conservation of principal and production of income.

PRINCIPAL STRATEGIES AND INVESTMENTS

         The Growth Fund ordinarily invests substantially all its assets in common stocks of domestic companies. These companies vary in size and operating history, they may or may not be listed on a stock exchange, and they may be in any industry. On average, the Fund will have a value-bias, generally exhibiting an average price to earnings ratio lower than, and an average dividend yield higher than, that of the market. The Growth Fund may also invest in preferred stocks. Additionally, up to 10% of the Growth Fund's assets may be invested in U.S. dollar-denominated securities of foreign issuers, including common stock, preferred stock, convertible securities and American Depository Receipts. Included within the definition of "domestic companies" are companies that are not incorporated in the U.S. but have one or more of the following attributes: principal place of business in the U.S., substantial portion of income derived from activities in the U.S., equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks, or complies with U.S. accounting standards. Thus, securities of such issuers are not subject to the 10% limitation on securities of foreign issuers.

         Wilshire Associates Incorporated ("Wilshire") serves as the investment adviser to the Growth Fund. In its oversight of the investment program of the Growth Fund, Wilshire selects investment managers as subadvisers to manage the funds in the portfolio, and determines the allocation of the Growth Fund's assets among those selected subadvisers. Wilshire has discretion to select, retain, and discharge the subadvisers for the Growth Fund with approval from the Fund's Board of Trustees. Wilshire may take these actions at any time without shareholder approval.

         Wilshire has selected subadvisers to manage the assets of the Growth Fund based upon a due diligence process that focuses on, but is not limited to, the managers' philosophy and process, people and organization, resources, and performance. In its judgment, Wilshire has determined that the following three managers are to be retained: Brinson Partners, Inc. ("Brinson Partners"), Mellon Equity Associates, LLP ("Mellon Equity") and Wellington Management Company, LLP ("Wellington Management").

         Approximately 40% of the Growth Fund currently is invested by Brinson Partners. The firm believes that investment value is a function of the present value of a company's future cash flows. Brinson Partners engages in thorough fundamental research to identify attractively-valued stocks. The firm applies rigorous top-down risk management techniques to ensure inappropriate risks are avoided.

         Approximately 40% of the Growth Fund currently is invested by Mellon Equity. The firm believes that stock returns are a function of a security's exposure to numerous fundamental factors which move in and out of favor over time. By emphasizing those stocks with favorable attributes and de-emphasizing those without, Mellon Equity seeks to purchase the better performing stocks within a sector and attempts to neutralize risk through a well diversified portfolio construction.

         Approximately 20% of the Growth Fund currently is invested by Wellington Management. Wellington Management employs a conservative, long-term approach to investing in high quality equity securities. Using a top-down, bottom-up process, the firm's growth and income style emphasizes fundamental analysis in security selection, and attempts to identify long lasting broad themes based on demographic trends, technological changes and political and social developments.

         In normal circumstances, the Growth Fund intends to be fully invested. However, from time to time the Fund may take temporary defensive positions in response to adverse market, economic or political conditions. To the extent the Fund is in a defensive position, its ability to achieve its investment objective may be limited.

PRINCIPAL RISKS

         Fund investments are subject to varying degrees of risk. There can be no assurance that the Fund will meet its investment objectives or that the net return on an investment in the Fund will exceed the return of other investment or savings vehicles.

         FINANCIAL RISK. For equity securities held in the portfolio, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer.

         INVESTMENT STYLE. To the extent that the Fund emphasizes a large capitalization value style, the Fund may underperform in markets that favor other styles, particularly more aggressive growth stock styles.

         LIQUIDITY RISK. The Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Fund finds to be favorable. The Fund may have to accept an unfavorable price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

         MARKET RISK. Stock market movements will affect the Fund's share price on a daily basis. For equity securities held in the portfolio, declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund.

         OPPORTUNITY RISK. Because the Fund is normally fully invested, the Fund may defer an investment opportunity because the assets that would be necessary to purchase that security or act on that opportunity are invested in other securities. At the subadviser's direction, securities may be sold if opportunities warrant.

         PORTFOLIO STRATEGY. The subadvisers' skill in choosing appropriate investments for the Fund will determine in large part the Fund's ability to achieve its investment objectives.

         VALUATION RISK. The Fund may invest in securities that are difficult to value and may value certain of its securities at a higher price than it can sell them for.

         The risks associated with those types of investments that are not discussed as a part of the Fund's principal strategies and investments are discussed later in this prospectus under the heading "Types of Investments and Associated Risks."

PAST PERFORMANCE

         The Growth Fund's returns will vary, and you could lose money. The information below provides an illustration of how the Growth Fund's performance has varied over time. The bar chart depicts the change in the Growth Fund's performance from year-to-year during the period indicated. The table compares the Growth Fund's average annual total returns for the periods indicated to a broad-based securities market index. The information below reflects the performance of the Growth Fund as managed solely by Wellington Management Company, LLP. Since March 1, 1999, the Growth Fund is managed by three subadvisers: Brinson Partners, Mellon Equity and Wellington Management. The Growth Fund's past performance does not necessarily indicate how it will perform in the future.

                Annual returns for the periods ended December 31

1998  0.00
1997 23.45
1996 25.28
1995 33.67
1994 -0.35
1993 19.74
1992  9.60
1991 26.50
1990 -5.48

During the period shown in the bar chart, the highest return for a quarter was 13.12% (quarter ended 6/30/97) and the lowest return for a quarter was -11.36% (quarter ended 9/30/90).

AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                                SINCE INCEPTION
                                     1 YEAR       5 YEARS         (11/1/89*)

Growth Fund......................            %             %                  %
S&P 500**........................            %             %                  %

* The date the Fund was restructured and Wellington Management Company, LLP became the investment adviser for the Fund.
** The Standard and Poor's 500 Stock Index (the "S&P 500"). The S&P 500 is an unmanaged index that is generally considered to be representative of the United States equity market.

GROWTH FUND FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG, LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                       YEARS ENDED  DECEMBER 31
                                                  1998           1997            1996            1995            1994
                                             -------------- --------------- --------------  --------------  ------------

Net asset value, beginning of year.........                       $23.76         $21.66          $17.64          $19.85
Income from investment operations:
 Net investment income(1)..................                         0.40           0.43            0.52            0.49
 Net realized and unrealized gain (loss)
    on investments(1)......................                         5.09           5.08            5.41           (0.57)
                                                                --------       --------        --------        --------
Total from investment operations...........                         5.49           5.51            5.93           (0.08)
Less distributions from:
 Net investment income.....................                         0.39           0.40            0.49            0.45
 Net realized gain on investments..........                         3.20           3.01            1.42            1.68
                                                                --------       --------        --------        --------
Total distributions........................                         3.59           3.41            1.91            2.13
                                                                --------       --------        --------        --------
Net asset value, end of year...............                       $25.66         $23.76          $21.66          $17.64
                                                                  ======         ======          ======          ======
Total return (%)(2,3)......................                        23.45          25.28           33.67           (0.35)
Ratios to average net assets (%):
 Expenses(4)...............................                         0.53           0.59            0.63            0.69
 Net investment income.....................                         1.50           1.79            2.50            2.36
Supplemental data:
 Net assets at end of year ($000s).........                      598,502        430,556         297,100         202,103
 Portfolio turnover rate (%)...............                        54.56          67.63           64.59           69.42

1. The "Net investment income" per share and the "Net realized and unrealized gain (loss) on investments" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations of the 1998 Horace Mann Mutual Funds' Annual Report.
2. The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment of dividends from net investment income and net realized capital gains.

3. If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

4.  Ratio of expenses to average net assets do not reflect commission credits.

                                  BALANCED FUND


INVESTMENT OBJECTIVE

         The Balanced Fund seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

PRINCIPAL STRATEGIES AND INVESTMENTS

         The Balanced Fund allocates its assets among the equity, fixed income and money market sectors by investing primarily in shares of the Growth Fund and shares of the Income Fund. This is known as a "fund of funds" arrangement. A description of the types of investments made by the Growth Fund and Income Fund is included in the summaries for the Growth Fund and the Income Fund. The Balanced Fund also may invest in certain individual securities, including money market instruments, U.S. government securities, financial futures contracts and options on securities and securities indices, to facilitate the reallocation of the Balanced Fund's assets among various sectors.

         The investment adviser allocates the Balanced Fund's assets between the Growth Fund and Income Fund in an effort to capitalize on perceived variations in return potential produced by changing financial market and economic conditions. Major changes in investment mix may occur several times within a year or over several years, depending upon market and economic conditions. In general, however, the investment adviser does not anticipate making frequent changes in asset allocation and will not attempt to time the market. As a matter of investment policy, 50% to 75% of the Balanced Fund's assets will be invested to provide exposure to the equity sector and 25% to 50% of its assets will be invested to provide exposure to the fixed income sector.

         An investor in the Balanced Fund should understand that he or she may allocate investments directly to the Growth Fund and Income Fund. By investing indirectly in these Funds through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund (such as operating costs), but also, indirectly, similar expenses of the underlying Funds. However, shareholders of the Balanced Fund will not be subject to duplicative advisory or administrative service fees as a result of the fund of funds arrangement as discussed below in "Management -- Investment Adviser:
Wilshire Associates Incorporated."

PRINCIPAL RISKS

         By investing in the Balanced Fund, an investor assumes the risks of investing indirectly in the Growth Fund and Income Fund, which are described in this prospectus. There can be no assurance that the Fund will meet its investment objective or that the net return of an investment in the Fund will exceed the return of other investment or savings vehicles.

         CREDIT RISK. Certain investments of the Fund are subject to the risk that the issuer of a security, or the counter party to a contract, will default or otherwise become unable to honor a financial obligation. The financial risk of a fund depends on the credit quality of its underlying securities. In general, the lower the credit quality of a fund's securities, the higher a fund's risk, all other factors such as maturity being equal.

         DERIVATIVES RISK. When the Fund invests in a derivative (a security whose value is based on another security or index) as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non-hedging derivative positions may be substantially greater than the derivative's original cost.

         FINANCIAL RISK. For equity securities held in the portfolio, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer.

         HIGH YIELD SECURITIES RISK. The Fund may invest in fixed income or convertible securities rated lower than "Baa" by Moody's or "BBB" by S&P, or unrated securities of comparable quality, which are commonly referred to as "junk bonds" or "high yield/high risk" securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuate more than those of higher-rated securities. The value of high-yield, high-risk securities may also be influenced by the bond market's perception of an issuer's credit quality or its outlook for economic growth. In times where economic conditions appear to be deteriorating, lower-rated securities may decline in market value primarily due to investor's heightened concern over an issuer's credit quality and its ability to make timely interest and principal payments. In such periods of real or perceived economic downturn the secondary market for high-yield, high-risk securities may become thin and liquidity may be significantly reduced. This may lead to increased volatility and sudden price movements in the secondary market.

         INTEREST RATE RISK. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities' prices vary inversely with changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter maturity bonds.

         INVESTMENT STYLE. During certain market conditions, the Fund may perform less well than asset allocation funds that allow greater flexibility in the allocation of assets to sectors or that more actively manage the allocation of assets among sectors.

         LIQUIDITY RISK. The Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Fund finds to be favorable. The Fund may have to accept an unfavorable price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

         MARKET RISK. Stock market movements will affect the Fund's share price on a daily basis. For equity securities held in the portfolio, declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund.

         OPPORTUNITY RISK. Because the Fund is normally fully invested, the Fund may defer an investment opportunity because the assets that would be necessary to purchase that security or act on that opportunity are invested in other securities. At the subadviser's direction, securities may be sold if opportunities warrant.

         PORTFOLIO STRATEGY. The performance of the Balanced Fund is in part dependent upon the investment adviser's skill in making appropriate allocations among sectors of investments.

         PREPAYMENT RISK. A GNMA or other mortgage-backed security is subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security's underlying pool of assets. While principal pre-payments are passed through to the holders of GNMA securities, pre-payments also reduce the future payments on such securities and may reduce their value. The Fund may invest in mortgage-backed securities subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed risk, thereby affecting its prepayment schedule, which may affect the value of the security.

         REINVESTMENT RISK. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or "called") prior to its expected maturity date. If during periods of falling interest rates a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and the Fund's income may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

         VALUATION RISK. The Fund may invest in securities that are difficult to value and may value certain of its securities at a higher price than it can sell them for.

PAST PERFORMANCE

         The Balanced Fund's returns will vary, and you could lose money. The information below provides an illustration of how the Balanced Fund's performance has varied over time. The bar chart depicts the change in the Balanced Fund's performance from year to year during the periods indicated. The table compares the Balanced Fund's average annual total returns for the periods indicated to a broad-based securities market index. The information below reflects the performance of the Balanced Fund as managed solely by Wellington Management Company, LLP. Since March 1, 1999, the Balanced Fund is managed under a fund of funds arrangement primarily investing directly in the Growth Fund and the Income Fund. On March 1, 1999, the subadvisers for the equity portion of the Balanced Fund (the Growth Fund) changed from Wellington Management Company, LLP to three subadvisers: Brinson Partners, Inc., Mellon Equity Associates, LLP and Wellington Management Company, LLP. The subadviser for management of the Income Fund is Wellington Management Company, LLP. The Balanced Fund's past performance does not necessarily indicate how it will perform in the future.

                Annual returns for the periods ended December 31

1998  0
1997 19.04
1996 18.27
1995 27.12
1994 -1.12
1993 15.45
1992  8.38
1991 21.57
1990 -0.45

During the period shown in the bar chart, the highest return for a quarter was 9.82% (quarter ended 6/30/97) and the lowest return for a quarter was -6.23% (quarter ended 9/30/90).

AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                                SINCE INCEPTION
                                     1 YEAR       5 YEARS         (11/1/89*)

Balanced Fund....................            %             %                   %
Stock/Bond Composite**...........            %             %                   %

* The date the Fund was restructured and Wellington Management Company, LLP became the investment adviser for the Fund.
** Sixty percent S&P 500, forty percent Lehman Brothers Intermediate Government/Corporate Bond Index through April 10, 1997, Lehman Brothers Aggregate Bond Index thereafter.

BALANCED FUND FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG, LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                         YEARS ENDED  DECEMBER 31
                                                            ------------------------------------------------
                                                      1998          1997           1996           1995           1994
                                                 -------------- -------------  -------------  -------------  -----------

Net asset value, beginning of year..............                    $18.94         $18.00         $15.26        $16.72
Income from investment operations:
 Net investment income(1).......................                      0.65           0.60           0.67          0.62
 Net realized and unrealized gain (loss) on
    investments(1)..............................                      2.92           2.70           3.46         (0.81)
                                                                  --------       --------       --------      --------
Total from investment operations................                      3.57           3.30           4.13         (0.19)
Less distributions from:
 Net investment income..........................                      0.62           0.57           0.61          0.55
 Net realized gain on investments...............                      2.07           1.79           0.78          0.72
                                                                  --------       --------       --------      --------
Total distributions.............................                      2.69           2.36           1.39          1.27
                                                                  --------       --------       --------      --------
Net asset value, end of year....................                    $19.82         $18.94         $18.00        $15.26
                                                                    ======         ======         ======        ======
Total return (%)(2,3)...........................                     19.04          18.27          27.12         (1.12)
Ratios to average net assets (%):
 Expenses(4)....................................                      0.51           0.56           0.59          0.63
 Net investment income..........................                      3.12           3.12           3.79          3.59
Supplemental data:
 Net assets at end of year ($000s)..............                   387,110        300,551        228,193       160,815
 Portfolio turnover rate (%)....................                     77.54          72.10          64.80        121.82


1. The "Net investment income" per share and the "Net realized and unrealized gain (loss) on investments" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations of the 1998 Horace Mann Mutual Funds' Annual Report.
2. The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment of dividends from net investment income and net realized capital gains.

3. If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

4.  Ratio of expenses to average net assets do not reflect commission credits.

                                   INCOME FUND


INVESTMENT OBJECTIVE

         The Income Fund seeks to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle.

PRINCIPAL STRATEGIES AND INVESTMENTS

         The Income Fund invests primarily in U.S. investment grade fixed income securities, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

         The Income Fund invests at least 75% of its total assets in:

         o investment grade publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody's or by S&P).

         o securities issued or guaranteed by the U.S. Government or its agencies.

         o high quality commercial paper (within the two highest grades as determined by both Moody's and S&P), repurchase and reverse repurchase agreements, time deposits with maturities less than seven days, and cash or cash equivalents.

         Generally, the average duration of the U.S. portion of the portfolio will range between +/-25% of the Lehman Brothers Aggregate Bond Index's duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Fund may be shortened. The Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody's or S&P).

         Up to 25% of the Income Fund's total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar-denominated non-investment grade debt obligations of U.S. and non-U.S. issuers (commonly referred to as "junk bonds") and derivatives.

         The subadviser will emphasize sector analysis, which focuses on relative value and yield spreads among security types and among quality, issuer and industry sectors, as well as credit research and call protection. Credit research on corporate bonds is based on both quantitative and qualitative criteria established by the subadviser, such as an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions.

         In normal circumstances, the Income Fund intends to be fully invested. However, from time to time the Fund may take temporary defensive positions in response to adverse market, economic or political conditions. To the extent the Fund is in a defensive position, its ability to achieve its investment objective may be limited.

PRINCIPAL RISKS

         Investments are subject to varying degrees of risk. There can be no assurance that the Fund will meet its investment objective or that the net return of an investment in the Fund will exceed the return of other investment or savings vehicles.

         CREDIT RISK. Certain investments of the Fund are subject to the risk that the issuer of a security, or the counter party to a contract, will default or otherwise become unable to honor a financial obligation. The financial risk of a fund depends on the credit quality of its underlying securities. In general, the lower the credit quality of a fund's securities, the higher a fund's risk, all other factors such as maturity being equal.

         DERIVATIVES RISK. When the Fund invests in a derivative (a security whose value is based on another security or index) as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non-hedging derivative positions may be substantially greater than the derivative's original cost.

         HIGH YIELD SECURITIES RISK. The Fund may invest in fixed income or convertible securities rated lower than "Baa" by Moody's or "BBB" by S&P, or unrated securities of comparable quality, which are commonly referred to as "junk bonds" or "high yield/high risk" securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuate more than those of higher-rated securities. The value of high-yield, high-risk securities may also be influenced by the bond market's perception of an issuer's credit quality or its outlook for economic growth. In times where economic conditions appear to be deteriorating, lower-rated securities may decline in market value primarily due to investor's heightened concern over an issuer's credit quality and its ability to make timely interest and principal payments. In such periods of real or perceived economic downturn the secondary market for high-yield, high-risk securities may become thin and liquidity may be significantly reduced. This may lead to increased volatility and sudden price movements in the secondary market.

         INTEREST RATE RISK. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities' prices vary inversely with changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter maturity bonds.

         LIQUIDITY RISK. The Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Fund finds to be favorable. The Fund may have to accept an unfavorable price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

         MARKET RISK. The market value of a security may move up and down sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

         OPPORTUNITY RISK. Because the Fund is normally fully invested, the Fund may defer an investment opportunity because the assets that would be necessary to purchase that security or act on that opportunity are invested in other securities. At the subadviser's direction, securities may be sold if opportunities warrant.

         PREPAYMENT RISK. A GNMA or other mortgage-backed security is subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security's underlying pool of assets. While principal pre-payments are passed through to the holders of GNMA securities, pre-payments also reduce the future payments on such securities and may reduce their value. The Fund may invest in mortgage-backed securities subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed risk, thereby affecting its prepayment schedule, which may affect the value of the security.

         REINVESTMENT RISK. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or "called") prior to its expected maturity date. If during periods of falling interest rates a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and the Fund's income may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

         VALUATION RISK. The Fund may invest in securities that are difficult to value and may value certain of its securities at a higher price than it can sell them for.

         The risks associated with these types of investments that are not discussed as a part of the Fund's principal strategies and investments are discussed later in this prospectus under the heading "Types of Investments and Associated Risks."

PAST PERFORMANCE

         The Income Fund's returns will vary, and you could lose money. The information below provides an illustration of how the Income Fund's performance has varied over time. The bar chart depicts the change in the Income Fund's performance from year-to-year during the period indicated. The table compares the Income Fund's average annual total returns for the periods indicated to a broad-based securities market index. The Income Fund's past performance does not necessarily indicate how it will perform in the future.

                Annual returns for the periods ended December 31

1998  0.00
1997  9.42
1996  3.50
1995 14.93
1994 -2.21
1993  8.06
1992  7.20
1991 14.94
1990  7.51


During the period shown in the bar chart, the highest return for a quarter was 4.90% (quarter ended 12/31/91) and the lowest return for a quarter was -2.30% (quarter ended 3/31/94).

AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                                 SINCE INCEPTION
                                         1 YEAR        5 YEARS      (11/1/89*)

Income Fund...........................            %             %              %
Lehman Intermediate/Aggregate*........            %             %              %

* The date the Fund was restructured and Wellington Management Company, LLP became the investment adviser for the Fund.
** Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter.

INCOME FUND FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG, LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                         YEARS ENDED  DECEMBER 31
                                                            ------------------------------------------------
                                                      1998          1997           1996           1995           1994
                                                 -------------- -------------  -------------  -------------  ------------

Net asset value, beginning of year..............                    $12.69         $13.03         $12.02         $13.06
Income from investment operations:
 Net investment income(1).......................                      0.81           0.76           0.80           0.75
 Net realized and unrealized gain (loss) on
    investments(1)..............................                      0.39          (0.31)          0.99          (1.04)
                                                                  --------       --------       --------       --------
Total from investment operations................                      1.20           0.45           1.79          (0.29)
Less distributions from:
 Net investment income..........................                      0.85           0.79           0.78           0.75
 Net realized gain on investments...............                      0.04          --             --             --
                                                                  --------       --------       --------       --------
Total distributions.............................                      0.89           0.79           0.78           0.75
                                                                  --------       --------       --------       --------
Net asset value, end of year....................                    $13.00         $12.69         $13.03         $12.02
                                                                    ======         ======         ======         ======
Total return (%)(2,3)...........................                      9.42           3.50          14.93          (2.21)
Ratios to average net assets (%):
 Expenses(4)..................................                        0.92           0.70           0.62           0.61
 Net investment income..........................                      6.09           5.88           6.16           5.85
Supplemental data:
 Net assets at end of year ($000s)..............                     9,658         10,848         10,532          9.259
 Portfolio turnover rate (%)....................                     96.80         112.60          74.53         205.35


1. The "Net investment income" per share and the "Net realized and unrealized gain (loss) on investments" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations of the 1998 Horace Mann Mutual Funds' Annual Report.
2. The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment of dividends from net investment income and net realized capital gains.
3. If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.
4. Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1996.

                           SHORT-TERM INVESTMENT FUND


INVESTMENT OBJECTIVE

         The Short-Term Investment Fund seeks to realize maximum current income to the extent consistent with liquidity. Preservation of principal is a secondary objective. The Short-Term Investment Fund is not a money market fund and does not maintain a stable net asset value per share.

PRINCIPAL STRATEGIES AND INVESTMENTS

         The Short-Term Investment Fund invests in the following types of short-term debt instruments with maturities generally not exceeding one year:


         o U.S. Treasury Bills and other obligations of or guaranteed by the U.S. Government or its agencies.

         o commercial paper (within the two highest ratings as determined by Moody's or S&P).


         o U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks, and foreign banks (limited to the three highest ratings as determined by Moody's or S&P and to 10% of the Short-Term Investment Fund's total assets).


         o publicly traded bonds, debentures and notes (with a rating within the four highest ratings as determined by Moody's or S&P).


         o        repurchase and reverse repurchase agreements.


         o        cash or cash equivalents.


         The Short-Term Investment Fund is managed in a multi-stage process which includes top-down strategy setting, bottom-up security selection, and portfolio construction. The subadviser will set parameters for the Fund utilizing moderate interest rate anticipation, sector rotation and security selection. The subadviser seeks to minimize exposure to credit risk and market risk. Credit risk is strictly monitored. Using proprietary quantitative and qualitative guidelines, the subadviser creates and maintains a list of issuers whose securities are approved for purchase. Market risk is measured by the price volatility of securities. The Short-Term Investment Fund attempts to maximize return by trading to take advantage of changing money market conditions and trends. The Short-Term Investment Fund also trades to take advantage of disparities in yield relationships between money market instruments.

         In normal circumstances, the Short-Term Investment Fund intends to be fully invested. However, from time to time the Fund may take temporary defensive positions in response to adverse market, economic or political conditions. To the extent the Fund is in a defensive position, its ability to achieve its investment objective may be limited.

PRINCIPAL RISKS

         Investments are subject to varying degrees of risk. There can be no assurance that the Fund will meet its investment objectives or that the net return of an investment in the Fund will exceed the return of other investment or savings vehicles.

         FINANCIAL RISK. For debt securities, financial risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a fund. The financial risk of a fund depends on the credit quality of its underlying securities. In general, the lower the credit quality of a fund's securities, the higher a fund's risk, all other factors such as maturity being equal.

         INTEREST RATE RISK. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities' prices vary inversely with changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter maturity bonds.

         MARKET RISK. The market value of a security may move up and down sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond as a whole.

         OPPORTUNITY RISK. Because the Fund is normally fully invested, the Fund may defer an investment opportunity because the assets that would be necessary to purchase that security or act on that opportunity are invested in other securities. At the subadviser's direction, securities may be sold if opportunities warrant.

         PORTFOLIO STRATEGY. The subadvisers' skill in choosing appropriate investments for the Fund will determine in large part the Fund's ability to achieve its investment objectives. The Short-Term Investment Fund's strategy of trading to take advantage of disparities in yield relationships between money market instruments may increase or decrease the portfolio yield depending on the subadviser's ability to correctly time and execute these transactions.

         REINVESTMENT RISK. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or "called") prior to its expected maturity date. If during periods of falling interest rates a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and the Fund's income may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

         The risks associated with these types of investments that are not discussed as a part of the Fund's principal strategies and investments are discussed later in this prospectus under the heading "Types of Investments and Associated Risks."

PAST PERFORMANCE

         The Short-Term Investment Fund's returns will vary, and you could lose money. The information below provides an illustration of how the Short-Term Investment Fund's performance has varied over time. The bar chart depicts the change in the Short-Term Investment Fund's performance form year-to-year during the period indicated. The table compares the Short-Term Investment Fund's average annual total returns for the periods indicated to a broad-based securities market index. The Short-Term Investment Fund's past performance does not necessarily indicate how it will perform in the future.

                Annual returns for the periods ended December 31

1998  0.00
1997  5.09
1996  5.02
1995  5.25
1994  3.89
1993  2.55
1992  3.30
1991  5.94
1990  7.91

During the period shown in the bar chart, the highest return for a quarter was 1.97% (quarter ended 9/30/90) and the lowest return for a quarter was 0.60% (quarter ended 9/30/93).

AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                                SINCE INCEPTION
                                      1 YEAR        5 YEARS         (11/1/89*)

Short-Term Investment Fund.........            %             %                %
90-Day Treasury Bills..............            %             %                %

* The date the Fund was restructured and Wellington Management Company, LLP became the investment adviser for the Fund.

SHORT-TERM INVESTMENT FUND FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG, LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                          YEARS ENDED  DECEMBER 31
                                                              -----------------------------------------------
                                                       1998           1997          1996           1995          1994
                                                   -------------  ------------- -------------  ------------- ------------

Net asset value, beginning of year................                    $10.03        $10.00         $10.08        $10.07
Income from investment operations:
 Net investment income(1).........................                      0.51          0.50           0.53          0.39
 Net realized and unrealized gain (loss) on
    investments(1)................................                       --          (0.01)         --            --
                                                                    --------      --------       --------      --------
Total from investment operations..................                      0.51          0.49           0.53          0.39
Less distributions from:
 Net investment income............................                      0.55          0.46           0.61          0.38
 Net realized gain on investments.................                       --            --             --            --
                                                                    --------      --------       --------      --------
Total distributions...............................                      0.55          0.46           0.61          0.38
                                                                    --------      --------       --------      --------
Net asset value, end of year......................                     $9.99        $10.03         $10.00        $10.08
                                                                     =======       =======        =======       =======
Total return (%)(2,3).............................                      5.09          5.02           5.25          3.89
Ratios to average net assets (%):
 Expenses(4)......................................                      0.50          0.53           0.84          0.49
 Net investment income............................                      4.98          4.93           5.11          3.78
Supplemental data:
 Net assets at end of year ($000s)................                     1,151         1,229          1,006         1,114
 Portfolio turnover rate (%)......................                      0.00          0.00           0.00          0.00

1. The "Net investment income" per share and the "Net realized and unrealized gain (loss) on investments" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations of the 1998 Horace Mann Mutual Funds' Annual Report.
2. The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment of dividends from net investment income and net realized capital gains.
3. If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.
4. Certain expenses for the Short-Term Investment Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1998.

                              SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE

         The Small Cap Growth Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES AND INVESTMENTS

         The Fund ordinarily invests substantially all of its assets in small cap equity securities (less than $2 billion at the time of investment) with earnings growth potential. Such securities would be considered by the subadviser to have favorable and above-average earnings growth prospects, that is, securities with growth rate estimates in excess of the average for the Fund's benchmark, the Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index generally have higher price-to-book and price-earnings ratios than those in the Russell 2000 Value Index. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of smaller-capitalization organizations.

         The investment subadviser uses proprietary screens to identify growth stocks with market capitalizations under $2 billion. The investment subadviser conducts fundamental research on a company and technical analysis on a company's stock before making purchase decisions.

         The Fund generally will sell a stock when, in the investment subadviser's opinion, the fundamentals deteriorate, when the stock's relative price momentum declines, or upon an earnings disappointment.

         It is possible that in extreme market conditions the Fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from market upswing, thus reducing the Fund's opportunity to achieve its investment objective. The Fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

PRINCIPAL RISKS

         Investments are subject to varying degrees of risk. There can be no assurance that the Fund will meet its investment objectives or that the net return of an investment in the Fund will exceed the return of other investment or savings vehicles.

         FINANCIAL RISK. For equity securities, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer.

         INVESTMENT STYLE. To the extent that the Fund emphasizes a small capitalization growth style, the Fund may underperform in markets that favor other styles, particularly small capitalization value stock styles.

         LIQUIDITY RISK. The Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Fund finds to be favorable. The Fund may have to accept an unfavorable price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

         MARKET RISK. Stock market movements will affect the Fund's share prices on a daily basis. For equity securities held in the portfolio, declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund.

         OPPORTUNITY RISK. Because the Fund is normally fully invested, the Fund may defer an investment opportunity because the assets that would be necessary to purchase that security or act on that opportunity are invested in other securities. At the subadviser's direction, securities may be sold if opportunities warrant.

         PORTFOLIO STRATEGY. The subadvisers' skill in choosing appropriate investments for the Fund will determine in large part the Fund's ability to achieve its investment objectives.

         SMALL COMPANY RISK. Investments in securities of companies with small market capitalization generally involve greater risk than investment in larger, more established companies. This is because small companies may be in an earlier stage of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions. In addition, small companies may be traded in low volumes, which can increase volatility and liquidity risks.

         VALUATION RISK. The Fund may invest in securities that are difficult to value and may value certain of its securities at a higher price than it can sell them for.

         The risks associated with those types of investments that are not discussed as a part of the Fund's principal strategies and investments are discussed later in this prospectus under the heading "Types of Investments and Associated Risks."

PAST PERFORMANCE

         The Small Cap Growth Fund's returns will vary, and you could lose money. The information below provides an illustration of how the Small Cap Growth Fund's performance has varied over time. The bar chart depicts the Small Cap Growth Fund's performance during the period indicated. The table compares the Small Cap Growth Fund's average annual total returns for the periods indicated to a broad-based securities market index. The Small Cap Growth Fund's past performance does not necessarily indicate how it will perform in the future.

                Annual returns for the periods ended December 31

1998  0.00

During the period shown in the bar chart, the highest return for a quarter was ___% (quarter ended _/_/_) and the lowest return for a quarter was ___% (quarter ended _/_/_).

AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                  SINCE INCEPTION
                                     1 YEAR          (3/10/97)

Small Cap Growth Fund............            %                     %
Russell 2000 Growth*.............            %                     %

* The Russell 2000 Growth Index (the "Russell 2000 Growth") is an unmanaged securities index composed of those Russell 2000 securities with a greater than average growth orientation.

SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG, LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                         YEARS ENDED DECEMBER 31
                                                                            1998           1997
                                                                      ----------------  ----------

Net asset value, beginning of year...................................                        $10.00
Income from investment operations:
 Net investment income(1)............................................                         (0.02)
 Net realized and unrealized gain (loss) on investments(1)...........                          1.72
                                                                                           --------
Total from investment operations.....................................                          1.70
Less distributions from:
 Net investment income...............................................
 Net realized gain on investments....................................                            --
                                                                                           --------
Total distributions..................................................                           --
                                                                                           --------
Net asset value, end of year.........................................                        $11.70
                                                                                             ======
Total return (%)(2,3,4)..............................................                         17.01
Ratios to average net assets (%):
 Expenses(5).........................................................                          0.78
 Net investment income...............................................                         (0.19)
Supplemental data:
 Net assets at end of year ($000s)...................................                        16,525
 Portfolio turnover rate (%).........................................                         91.49

1. The "Net investment income" per share and the "Net realized and unrealized gain (loss)" on investments per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations of the 1998 Horace Mann Mutual Funds' Annual Report.
2. The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment of dividends from net investment income and net realized capital gains.
3. If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.
4.  The return for 1997 is not annualized.
5. Certain expenses for the Fund were assumed and/or waived by Horace Mann Investors, Inc. since its inception of investment operations, March 10, 1997.

                            INTERNATIONAL EQUITY FUND


INVESTMENT OBJECTIVE

         The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

PRINCIPAL STRATEGIES AND INVESTMENTS

         The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry.

         The International Equity Fund invests primarily in equity securities of established companies that the subadviser believes have favorable characteristics and that are listed on foreign exchanges. It may also invest in fixed-income securities of foreign governments and companies. However, management intends to maintain a portfolio consisting primarily of equity securities.

         The International Equity Fund has no present intention of altering its general policy of being primarily invested under normal conditions in foreign securities. However, in the event of exceptional conditions abroad, the Fund may temporarily invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

         The International Equity Fund may, for hedging purposes, purchase forward foreign currency exchange contracts, foreign currency options and futures contracts and foreign currencies in the form of bank deposits. The Fund may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.


PRINCIPAL RISKS

         Investments are subject to varying degrees of risk. There can be no assurance that the Fund will meet its investment objective or that the net return of an investment in the Fund will exceed the return of other investment or savings vehicles.

         ADRS, EDRS AND GDRS RISK. The International Equity Fund may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described below under "Foreign risk."

         CURRENCY RISK. The Fund invests in securities subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

         FINANCIAL RISK. For equity securities financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer.

         FOREIGN RISK. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of, but not limited to, exchange rate fluctuations and exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war and expropriation. The net asset value of the shares of the Fund will increase or decrease with changes in the market price of the Fund's investments and changes in foreign currency exchange rates.

         FORWARD FOREIGN AND CURRENCY EXCHANGE CONTRACTS RISK. The International Equity Fund may invest in foreign currencies. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") for hedging purposes only. A forward contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or within a specified range of prices. Unanticipated changes in currency prices may result in poorer overall performance for the International Equity Fund than if it had not engaged in forward contracts, foreign currency futures contracts and foreign currency options.

         LIQUIDITY RISK. The Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Fund finds to be favorable. The Fund may have to accept an unfavorable price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

         MARKET RISK. Stock market movements will affect the Fund's share prices on a daily basis. For equity securities held in the portfolio, declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund.

         OPPORTUNITY RISK. Because the Fund is normally fully invested, the Fund may defer an investment opportunity because the assets that would be necessary to purchase that security or act on that opportunity are invested in other securities. At the subadviser's direction, securities may be sold if opportunities warrant.

         PORTFOLIO STRATEGY. The subadvisers' skill in choosing appropriate investments for the Fund will determine in large part the Fund's ability to achieve its investment objectives.

         VALUATION RISK. The Fund may invest in securities that are difficult to value and may value certain of its securities at a higher price than it can sell them for.

         The risks associated with these types of investments that are not discussed as a part of the Fund's principal strategies and investments are discussed later in this prospectus under the heading "Types of Investments and Associated Risks."

PAST PERFORMANCE

         The International Equity Fund's returns will vary, and you could lose money. The information below provides an illustration of how the International Equity Fund's performance has varied over time. The bar chart depicts the International Equity Fund's performance during the period indicated. The table compares the International Equity Fund's average annual total returns for the periods indicated to a broad-based securities market index. The International Equity Fund's past performance does not necessarily indicate how it will perform in the future.

                Annual returns for the periods ended December 31

1998  0.00

During the period shown in the bar chart, the highest return for a quarter was ___% (quarter ended _/_/_) and the lowest return for a quarter was ___% (quarter ended _/_/_).

AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                  SINCE INCEPTION
                                     1 YEAR          (3/10/97)

International Equity Fund........            %                     %
MSCI EAFE*.......................            %                     %

*   The Morgan Stanley Capital International Europe, Australia, Far East Index.

INTERNATIONAL EQUITY FUND FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG, LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                           YEARS ENDED DECEMBER 31
                                                                             1998               1997
                                                                       -----------------  --------------

Net asset value, beginning of year....................................                          $10.00
Income from investment operations:
 Net investment income(1).............................................                            0.08
 Net realized and unrealized gain (loss) on investments(1)............                            0.27
                                                                                              --------
Total from investment operations......................................                            0.35
Less distributions from:
 Net investment income................................................                            0.08
 Net realized gain on investments.....................................                             --
                                                                                              --------
Total distributions...................................................                            0.08
                                                                                              --------
Net asset value, end of year..........................................                          $10.27
                                                                                                ======
Total return (%)(2,3,4)...............................................                            3.46
Ratios to average net assets (%):
 Expenses(5)..........................................................                            0.46
 Net investment income................................................                            1.29
Supplemental data:
 Net assets at end of year ($000s)....................................                           5,214
 Portfolio turnover rate (%)..........................................                           31.99

1. The "Net investment income" per share and the "Net realized and unrealized gain (loss) on investments" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations of the 1998 Horace Mann Mutual Funds' Annual Report.
2. The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment of dividends from net investment income and net realized capital gains.
3. If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.
4.  The return for 1997 is not annualized.
5. Certain expenses for the Fund were assumed and/or waived by Horace Mann Investors, Inc. since its inception of investment operations, March 10, 1997.

                            SOCIALLY RESPONSIBLE FUND


INVESTMENT OBJECTIVE

         The Socially Responsible Fund seeks long-term growth of capital, current income and growth of income.

PRINCIPAL STRATEGIES AND INVESTMENTS

         The Socially Responsible Fund pursues its objectives through a diversified portfolio composed primarily of marketable equity securities. The Socially Responsible Fund seeks to achieve its objectives by investing in socially responsive companies which the subadviser determines:


         (a)      Do not produce tobacco products;

         (b)      Do not produce alcoholic beverages;

         (c) Do not own and/or operate casinos or manufacture gaming devices;

         (d)      Do not produce pornographic materials;

         (e) Do not produce nuclear weapons or guidance and/or delivery systems specifically for nuclear weapons;

         (f) By popular standards, maintain non-discriminatory employment practices throughout a company's facilities; and

         (g) By popular standards, maintain environmental policies, practices and procedures which are currently acceptable, or which are exhibiting improvement.

         In addition, except during the initial start-up period or pending the reinvestment of proceeds from the sale or disposition of the Fund's portfolio securities or the distribution of assets upon termination of the Fund, substantially all and at least 85% of the Fund's total assets will, under normal circumstances, be invested in equity securities of companies which are of at least average financial quality but which are currently undervalued relative to either their peer group, the markets or their fundamental outlook, and whose dividend yields at the time of purchase are at least 20% higher than the dividend yield of the S&P 500 Index.


         While the Fund emphasizes investments in U.S. chartered companies, it can commit up to 25% of the Fund's total assets to equity securities issued by non-U.S. chartered companies which meet the criteria applicable to domestic investments. In addition, from time to time, for temporary defensive purposes, when the Fund's subadviser determines such a position is advisable in light of economic or market conditions, the Fund may invest a portion of its assets in cash and cash equivalents.

         Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if its subadviser determines that market conditions warrant, the Fund may also invest, without limitation, in high quality money market instruments. High quality money market instruments include U.S. Government obligations; U.S. Government agency obligations; U.S. dollar-denominated obligations of foreign issuers issued in the U.S.; bank obligations, including U.S. subsidiaries and branches of foreign banks; corporate obligations; commercial paper; repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but they may mature within two years from the date of settlement. To the extent the Fund is in a defensive position, its ability to achieve its investment objective may be limited.

PRINCIPAL RISKS

         Investments in any type of security are subject to varying degrees of market and financial risk. There can be no assurance that the Fund will meet its investment objective or that the net return of an investment in the Fund will exceed the return of other investment or savings vehicles.

         ADRS, EDRS AND GDRS RISK. In addition to domestic equity securities, the Socially Responsible Fund may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described below under "Foreign Securities."

         FINANCIAL RISK. For equity securities, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer.

         FOREIGN RISK. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of, but not limited to, exchange rate fluctuations and exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war and expropriation. The net asset value of the shares of the Fund will increase or decrease with changes in the market price of the Fund's investments and changes in foreign currency exchange rates.

         INVESTMENT STYLE. To the extent that the Fund emphasizes a large capitalization value style, the Fund may underperform in markets that favor other styles, particularly more aggressive growth stock styles.

         MARKET RISK. Stock market movements will affect the Fund's share prices on a daily basis. For equity securities held in the portfolio, declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund.

         OPPORTUNITY RISK. Because the Fund is normally fully invested, the Fund may defer an investment opportunity because the assets that would be necessary to purchase that security or act on that opportunity are invested in other securities. At the subadviser's direction, securities may be sold if opportunities warrant.

         PORTFOLIO STRATEGY. The subadvisers' skill in choosing appropriate investments for the Fund will determine in large part the Fund's ability to achieve its investment objectives.

         The risks associated with these types of investments that are not discussed as a part of the Fund's principal strategies and investments are discussed later in this prospectus under the heading "Types of Investments and Associated Risks."

PAST PERFORMANCE

         The Socially Responsible Fund's returns will vary, and you could lose money. The information below provides an illustration of how the Socially Responsible Fund's performance has varied over time. The bar chart depicts the Socially Responsible Fund's performance during the period indicated. The table compares the Socially Responsible Fund's average annual total returns for the periods indicated to a broad-based securities market index. The Socially Responsible Fund's past performance does not necessarily indicate how it will perform in the future.

                Annual returns for the periods ended December 31

1998  0.00

During the period shown in the bar chart, the highest return for a quarter was ___% (quarter ended _/_/_) and the lowest return for a quarter was ___% (quarter ended _/_/_).

AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                  SINCE INCEPTION
                                     1 YEAR       (SINCE 3/10/97)

Socially Responsible Fund........            %                     %
S&P 500*.........................            %                     %

* The Standard and Poor's 500 Stock Index (the "S&P 500"). The S&P 500 is an unmanaged index that is generally considered to be representative of the United States equity market.

SOCIALLY RESPONSIBLE FUND FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG, LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                              YEARS ENDED  DECEMBER 31
                                                                              1998               1997
                                                                        -----------------  --------------

Net asset value, beginning of year.....................................                          $10.00
Income from investment operations:
 Net investment income(1)..............................................                            0.10
 Net realized and unrealized gain (loss) on investments(1).............                            2.20
                                                                                               --------
Total from investment operations.......................................                            2.30
Less distributions from:
 Net investment income.................................................                            0.10
 Net realized gain on investments......................................                            0.10
                                                                                               --------
Total distributions....................................................                            0.20
                                                                                               --------
Net asset value, end of year...........................................                          $12.10
                                                                                                 ======
Total return (%)(2,3,4)................................................                           23.04
Ratios to average net assets (%):
 Expenses(5)............................................................                            0.49
 Net investment income.................................................                            1.65
Supplemental data:
 Net assets at end of year ($000s).....................................                           9,213
 Portfolio turnover rate (%)...........................................                           20.85

1. The "Net investment income" per share and the "Net realized and unrealized gain (loss) on investments" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations of the 1998 Horace Mann Mutual Funds' Annual Report.
2. The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment of dividends from net investment income and net realized capital gains.
3. If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.
4.  The return for 1997 is not annualized.
5. Certain expenses for the Fund were assumed and/or waived by Horace Mann Investors, Inc. since its inception of investment operations, March 10, 1997.

                            OTHER INVESTMENT POLICIES

ALL FUNDS

         The investment limitations and policies described for each Fund are applied at the time investment securities are purchased.

GROWTH FUND

         The Growth Fund may also invest a portion of its assets in U.S. dollar-denominated investment grade fixed-income securities. Debt securities must be rated within the four highest ratings as determined by Moody's Investors Service, Inc. ("Moody's") or by Standard and Poor's Corporation ("S&P") except that up to 10% of the Fund's assets may be invested in U.S. dollar-denominated foreign debt securities within the three highest ratings as determined by Moody's or S&P.

INCOME FUND

         The Income Fund will not invest in common stocks directly, but may retain up to 25% of its total assets in common stocks acquired upon conversion of convertible debt securities or preferred stock, or upon exercise of warrants acquired with debt securities. Currently, the Fund intends to limit its investment in derivatives pursuant to guidelines adopted by the Fund's Trustees.

         The Income Fund may also invest in foreign securities as follows:

         o high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks, and foreign banks (limited to the three highest ratings as determined by Moody's or S&P at the time of purchase and to 15% of the Income Fund's total assets).

         o highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the highest rating as determined by Moody's or S&P at the time of purchase) which are fully hedged back into U.S. dollars and do not exceed 15% of the Income Fund's total assets.

         The Income Fund may invest in repurchase and reverse repurchase agreements, provided that the market value of the underlying security is at least 102% of the price of the repurchase agreement.

SHORT-TERM INVESTMENT FUND

         The Short-Term Investment Fund intends generally to purchase securities that mature within one year, but will not purchase securities with maturities that exceed two years except for securities subject to repurchase agreements and reverse repurchase agreements.

INTERNATIONAL EQUITY FUND AND SOCIALLY RESPONSIBLE FUND

         These Funds may also engage in so-called "strategic transactions" as described in this prospectus under the heading "Types of Investments and Associated Risks--Strategic Transactions."

                    TYPES OF INVESTMENTS AND ASSOCIATED RISKS

         The following provides additional information on various types of instruments in which the Funds may invest and their associated risks.

         ADRS, EDRS AND GDRS--The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. The Growth Fund and indirectly the Balanced Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described below under "Foreign Securities."

         FOREIGN SECURITIES--The Growth Fund, International Equity Fund, Small Cap Growth Fund, Socially Responsible Fund, Income Fund, Short-Term Investment Fund and indirectly the Balanced Fund may invest in foreign securities. Global investing involves economic and political considerations not typically applicable to U.S. markets. These considerations, which may favorably or unfavorably affect a Fund's performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to the Fund), war, expropriation, political and social instability, and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are heightened in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The adviser and subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management. For a more detailed description of foreign securities, see the Statement of Additional Information--Appendix B.

         FORWARD FOREIGN AND CURRENCY EXCHANGE CONTRACTS--The Small Cap Growth Fund and International Equity Fund may invest in foreign currencies. The Income Fund and indirectly the Balanced Fund may enter into forward foreign currency exchange contracts ("forward contracts") up to 15% of the value of its total assets, for hedging purposes only. A forward contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or within a specified range of prices.

         The Income Fund also may enter into foreign currency futures contracts and foreign currency options up to 15% of the value of total assets, for hedging purposes only. Foreign currency futures contracts are standardized contracts traded on commodities exchanges which involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price. The purpose of entering into these contracts is to minimize the risk to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in forward contracts, foreign currency futures contracts and foreign currency options. For a more detailed description of foreign currencies, see the Statement of Additional Information--Appendix B.

         HIGH-YIELD (HIGH-RISK) SECURITIES--The Income Fund and indirectly the Balanced Fund may invest in high-yield (high-risk) debt securities. High-yield (high-risk) securities, also referred to as "junk bonds," are those securities that are rated lower than investment-grade and unrated securities of comparable quality. Although these securities generally offer higher yields than investment-grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include: substantial market-price volatility resulting from changes in interest rates, changes in or uncertainty about economic conditions and changes in the actual or perceived ability of the issuer to meet its obligations; greater sensitivity of highly leveraged issuers to adverse economic changes and individual-issuer developments; subordination to the prior claims of other creditors; and adverse publicity and changing investor perceptions about these securities.

         As with any other asset in a Fund's portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the net asset value of a Fund. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on the adviser's and subadviser's credit analysis than generally would be the case with investments in investment-grade securities. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities. For a description of ratings, see Appendix A. For a more detailed description of high-yield (high-risk) securities, see the Statement of Additional Information--Appendix B.


         ILLIQUID SECURITIES--The Income Fund and indirectly the Balanced Fund may invest up to 10% of their respective net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, Balanced Fund and Income Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act if they are determined to be liquid. Any such security will be considered liquid so long as it is determined by the subadviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. As a matter of operating policy, each Fund will purchase only Rule 144A securities that carry registration rights, will invest only in Rule 144A securities that are deemed to be liquid, and will limit its investment in Rule 144A securities to 20% of each Fund's net assets. The Growth Fund and Short-Term Investment Fund may not invest in restricted securities or securities not fully marketable.

         INVESTMENT COMPANIES--In connection with the management of its daily cash position, the Growth Fund and Small Cap Growth Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other company's expenses, including advisory fees. These expenses would be in addition to the expenses each bears directly in connection with its own operations.

         MORTGAGE-BACKED SECURITIES--The Income Fund and indirectly the Balanced Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans made by lenders such as commercial banks and savings and loan institutions. Pools of mortgage loans are assembled for sale to investors by various government-related organizations. The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on GNMA securities. Mortgage loans are pooled by various other governmental entities, including the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"). FHLMC is a corporate instrumentality of the U.S. Government and FNMA is a government-sponsored corporation owned entirely by private stockholders.

         Mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the vast majority of mortgage-backed securities) is approximately 12 years. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. For a more detailed description of mortgage-backed securities, see the Statement of Additional Information--Appendix B.

         COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND MULTICLASS PASS-THROUGH SECURITIES--CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities ("Mortgage Assets"). Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on mortgage-backed securities.


         The Income Fund and indirectly the Balanced Fund may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         ASSET-BACKED SECURITIES--The Income Fund and indirectly the Balanced Fund may invest in asset-backed securities. Asset-backed securities are pooled pass-through structures similar to the mortgage pass-through structures described above. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are pooled and securitized. Asset-backed securities generally do not have the benefit of the same security interest in the related collateral as is the case with mortgage-backed securities. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interest in the underlying automobiles is often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments. For a more detailed description of asset-backed securities, see the Statement of Additional Information--
Appendix B.

         RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES--The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities.

         Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to some of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.


         ADJUSTABLE RATE MORTGAGE SECURITIES--The Income Fund and indirectly the Balanced Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. For a more detailed description of adjustable rate mortgage securities, see the Statement of Additional Information--Appendix B.


         OPTIONS AND FUTURES CONTRACTS--To the extent consistent with their respective investment objectives, the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.


         Consistent with its respective investment objective, the Growth Fund, the Small Cap Growth Fund, the International Equity Fund and the Socially Responsible Fund each may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or for other risk management purposes. The use of futures is permitted solely for the purpose of equitizing large cash flows. Such use is temporary and positions are liquidated as assets are committed to individual securities. The value of a Fund's contracts may equal or exceed 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than risk management purposes is 5% or less of its net assets. For a more detailed description of options and futures, see the Statement of Additional Information--Appendix B.


         Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, the Fund will create a segregated account of liquid high grade assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and
(d) a
subadviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

         The Funds intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."

         PORTFOLIO TURNOVER RATES--Under normal market conditions, it is expected that the annual portfolio turnover rate for the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund will generally not exceed 150%; and for the Growth Fund, Balanced Fund and Income Fund, the annual portfolio turnover rate will generally not exceed 100%. A Fund's annual portfolio turnover rate will not, however, be a factor preventing a sale or purchase when the adviser or subadviser believes investment considerations warrant such sale or purchase. A Fund's portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover in any year may make it more difficult to comply with the requirements of Subchapter M of the Internal Revenue Code, and may generate additional dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher annual brokerage commissions.

         REPURCHASE AGREEMENTS--Each Fund may invest in repurchase agreements. The Growth Fund, Balanced Fund, Income Fund and Short-Term Investment Fund will not enter into repurchase agreements if, as a result, more than 10% of the Fund's total assets would be subject to repurchase agreements maturing in more than seven days. Repurchase agreements are instruments under which a Fund acquires ownership of a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during a Fund's holding period. A Fund entering into a repurchase agreement is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, a Fund may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Funds believe that these risks are not material inasmuch as each Fund will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each arrangement is adequately collateralized. For a more detailed description of repurchase agreements, see the Statement of Additional Information--Appendix B.

         REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS--Each Fund is authorized to borrow money. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. Each Fund may borrow through reverse repurchase agreements under which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. A Fund may use the proceeds of the reverse repurchase agreements to purchase other securities either maturing or under an agreement to resell on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Fund may decline below the price of the securities a Fund is obligated to repurchase and that the securities may not be returned to a Fund. During the time a reverse repurchase agreement is outstanding, a Fund will maintain a segregated account with its custodian containing cash, U.S. Government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. For the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3 of the value of its total assets. In addition, whenever borrowings exceed 5% of a Fund's total assets, these Funds will not make any additional investments. For the Growth Fund, Balanced Fund, Income Fund and Short-Term Investment Fund, repurchase agreements, together with other borrowings, will not exceed 15% of a Fund's total assets taken at market value. If the asset coverage for such borrowings falls below 300%, these Funds will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage. The Growth Fund, Balance Fund, Income Fund and Short-Term Investment Fund will repay all borrowings before making additional investments. For a more detailed description of reverse repurchase agreements, see the Statement of Additional Information--Appendix B.

         SECURITIES LENDING--The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. These Funds may not make such loans in excess of 33 1/3 of the value of its total assets, including collateral received. Loaned securities involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent. The Growth Fund, Balanced Fund, Income Fund and Short-Term Investment Fund may not make loans to other persons, except by the purchase of obligations in which the Fund is authorized to invest.

         STRATEGIC TRANSACTIONS--The International Equity Fund and Socially Responsible Fund may engage in so-called "strategic transactions," and in this regard, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, on securities indices and on other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures, purchase and sell derivatives and other similar instruments, and engage in other similar or related investment techniques or strategies. Any or all of these investment techniques or strategies may be used at any time and there is no particular technique or strategy that dictates the use of one technique or strategy rather than another, as use of any "strategic transaction" is a function of numerous variables, including market conditions.

         Although certain "strategic transactions" may be used to enhance potential gain, the Funds will not enter into any "strategic transactions" for non-hedging purposes if, as a result of entering into any such transactions, more than 5% of a Fund's total assets would then be committed for non-hedging purposes. "Strategic transactions" involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes, and with respect to transactions which do not qualify as hedging transactions within the meaning of applicable regulations of the Commodity Futures Trading Commission, the Funds will not enter into futures contracts or related options if, as a result of entering into such futures contracts or related options, the aggregate initial margin and premiums for establishing all such positions exceed 5% of the fair market value of such Fund's net assets, not including any in-the-money amount on any such options in computing such 5%. The Funds will comply with applicable regulatory requirements when implementing these "strategic transactions." For a more detailed description of strategic transactions, see the Statement of Additional Information--Appendix B.

         U.S. GOVERNMENT OBLIGATIONS--Each Fund may invest in U.S. Government obligations. U.S. Government obligations are direct obligations of the U.S. Government and are supported by the full faith and credit of the U.S. Government. U.S. Government agency securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. Government; others are backed by the agency's right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. Government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities. For a more detailed description of U.S. Government obligations, see the Statement of Additional Information--Appendix B.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS--The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, Balanced Fund and Income Fund each may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. For a more detailed description of when-issued purchases and forward commitments, see the Statement of Additional Information--Appendix B.

                                   MANAGEMENT

         The overall responsibility for the supervision of the affairs of the Funds vests with the Board of Trustees. As described below, the Board has contracted with others to provide certain services to the Funds.

INVESTMENT ADVISER:  WILSHIRE ASSOCIATES INCORPORATED

         The Trust employs Wilshire Associates Incorporated (the "Adviser") to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs under an Investment Advisory Agreement dated March 1, 1999 (the "Investment Advisory Agreement"). The Adviser's principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085.

         The Adviser's duties under the Investment Advisory Agreement includes recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund's assets designated from time to time by the Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund's assets. The Adviser also reviews, monitors, and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund's continuous investment program. In addition, the Adviser maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Trustees with such periodic special reports as the Board may request.

         The Adviser selects investment subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating investment subadvisers, and therefore the Adviser does not anticipate frequent changes in the investment subadvisers. Criteria for employment of investment subadvisers includes, but is not limited to, the managers' philosophy and process, people and organization, resources and performance. Investment subadvisers may have different investment styles and security selection disciplines.

         The Adviser monitors the performance of each investment subadviser and of the Funds and, to the extent it deems appropriate to achieve the Funds' investment objective, reallocates assets among individual subadvisers or recommends that the Funds employ or terminate particular investment subadvisers.

         The Adviser does not participate in the selection of portfolio securities for any Fund.

         Pursuant to an exemptive order from the SEC, the Adviser, without shareholder approval, as normally would be required under the 1940 Act, may replace or add subadvisers and enter into sub-advisory agreements with these subadvisers upon approval of the Board of Trustees. Within sixty days of the hiring of any new subadviser or the implementation of any proposed material change to a sub-advisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new subadviser or sub-advisory agreement. Moreover, the Adviser will not enter into a sub-advisory agreement with any subadviser that is an "affiliated person," as defined in the 1940 Act, of the Trust or the Adviser, other than by reason of serving as a subadviser to one or more of the Funds, without shareholder approval. In addition, whenever a subadviser is hired or fired, the Adviser will provide the Board of Trustees with information showing the expected impact on the Adviser's profitability and will report such impact quarterly.

         Each subadviser's fees will be paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund's assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described above. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser. Because the Adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

         Shareholders should recognize, however, that in engaging new subadvisers and entering into sub-advisory agreements, the Adviser will negotiate fees with those subadvisers and, because these fees are paid by the Adviser and not directly by each Fund, any fee reduction negotiated by the Adviser may inure to the Adviser's benefit and any increase will inure to its detriment. The fees paid to the Adviser by the Funds and the fees paid to the subadvisers by the Adviser are considered by the Board in approving the Funds' advisory and sub-advisory arrangements. Any change in fees paid by a Fund to the Adviser would require shareholder approval.

         The Adviser has previously served in the formal capacity as investment adviser or subadviser to 3 registered investment companies, with over $1.3 billion in assets as of December 31, 1998. Through consulting arrangements, the Adviser has also provided the same types of services to registered investment companies as are provided under the Investment Advisory Agreement. As of October 29, 1998, the Adviser's consulting division had approximately 210 clients, well in excess of $500 billion in assets, for which the Adviser provides a variety of services, very often including evaluation, selection, and monitoring of investment advisers, as well as negotiating investment advisory contracts for the management of clients' assets.

         For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, the Adviser would receive a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

                FUND                                     RATE

Growth Fund.........................                    0.400%
Balanced Fund.......................                    0.400%*
Income Fund.........................                    0.400%
Short-Term Investment Fund..........                    0.125%
Small Cap Growth Fund...............                    1.150%
International Equity Fund...........                    0.850%
Socially Responsible Fund...........                    0.700%

* As discussed above, the Balanced Fund will operate under a fund of funds structure, primarily investing in shares of the Growth Fund and the Income Fund. The Adviser will only receive directly from the Balanced Fund a fee of 0.400% of the average daily net assets of the Balanced Fund that are not invested in another Fund. Therefore, the aggregate advisory fees directly and indirectly borne by shareholders of the Balanced Fund will be higher.

THE SUBADVISERS

         GROWTH FUND. The Adviser uses a "manager of managers" approach for the Growth Fund by which the Adviser allocates the Growth Fund's assets among one or more "specialist" investment subadvisers. On behalf of the Growth Fund, the Adviser has selected, and has entered into investment sub-advisory agreements with the following subadvisers. The assets of the Growth Fund are managed in part by Brinson Partners, Inc. ("Brinson Partners"), in part by Mellon Equity Associates, LLP ("Mellon Equity") and in part by Wellington Management Company, LLP ("Wellington Management"). Currently, approximately 40% of the Growth Fund's assets are managed by Brinson Partners, approximately 40% of the Growth Fund's assets are managed by Mellon Equity, and approximately 20% of the Growth Fund's assets are managed by Wellington Management. These allocations are as of March 1, 1999, and are expected to deviate occasionally from these allocation levels, but not significantly.

         BRINSON PARTNERS. Brinson Partners, which is located at 209 South LaSalle Street, Chicago, Illinois, is a major global investment management organization. Brinson Partners is a registered investment adviser and is a wholly-owned subsidiary of UBS AG, a Swiss banking corporation headquartered in Zurich, Switzerland. Brinson Partners is a part of the UBS Brinson Division of UBS AG ("UBS Brinson") which performs institutional asset management operations worldwide. Brinson Partners was organized in 1989, when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed both U.S. and non-U.S. investment portfolios since 1974 and global investment portfolios since 1982. As of September 30, 1998, Brinson Partners was responsible for the active discretionary management of more than $70 billion in institutional assets, and UBS Brinson was responsible for the active discretionary management of more than $370 billion worldwide.

         The portion of the Growth Fund managed by Brinson Partners is managed by a team of investment professionals at Brinson Partners. Research, strategy, portfolio construction and trading are the responsibility of the six teams comprising Brinson Partners' Global Investment Management & Research. These teams include: Asset Allocation/Currency, Equities, Fixed Income, Private Markets, Portfolio Coordination and Structured Investments. The Investment Strategy Committee, which encompasses Brinson Partners' senior investment professionals, sets policy and oversees research activity within each of these teams. Each team operates with an investment committee and related work groups to fulfill its mission. The investment committees generally meet formally on a twice-monthly basis and more frequently when circumstances dictate. Discussions regarding market events and opportunities occur on a day-to-day basis among the investment specialists within each asset class. Brinson Partners derives investment value and organizes collective insight from these teams. Brinson Partners' organizational structure and investment discipline encourages the cross exchange of ideas. Brinson Partners' decision making structure reflect a belief that the value of collective judgments derived from a broad base of information exceeds that from the sum of individual capabilities.

         MELLON EQUITY. Mellon Equity is a Pennsylvania limited liability partnership founded in 1987. Mellon Bank, N.A., is the 99% limited partner and MMIP, Inc. is the 1% general partner. MMIP, Inc. is a wholly-owned subsidiary of Mellon Bank, N.A., which itself is a wholly-owned subsidiary of the Mellon Bank Corporation. Mellon Equity is a professional investment consulting firm that provides investment management services to the equity and balanced pension, public fund and profit-sharing investment management markets, and is an investment adviser registered under the Investment Advisers Act of 1940. Mellon Equity has discretionary management authority with respect to approximately $22 billion of assets as of September 30, 1998. The business address for Mellon Equity is 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258.

         Robert A. Wilk, CFA, Senior Vice President and Senior Portfolio Manager of Mellon Equity, assumed the primary responsibility for the day-to-day investment management of a portion of the Growth Fund's assets managed by Mellon Equity on _____ __, 1999. Mr. Wilk joined Mellon Equity in 1990 and began his investment experience in 1971. Prior to joining Mellon Equity, Mr. Wilk founded and was the Head of Equity Management at Triangle Portfolio Associates, a former Mellon Bank subsidiary which provided aggressive, quantitatively managed portfolios. Mr. Wilk earned a B.S. in Management and Electrical Engineering from M.I.T. and an M.S. in Finance from M.I.T.'s Sloan School of Management. He is a member of the Association for Investment Management and Research and of the Pittsburgh Society of Financial Analysts.

         WELLINGTON MANAGEMENT. Wellington Management is a registered investment adviser and has approximately $196 billion under management and manages over 100 investment company portfolios. Wellington Management is located at 75 State Street, Boston, Massachusetts 02109.

         Matthew E. Megargel, CFA and Senior Vice President of Wellington Management, serves as the portfolio manager for the portion of the Growth Fund's assets managed by Wellington Management. Mr. Megargel began providing investment advice to the Growth Fund on March 1, 1999. Mr. Megargel has been a portfolio manager with Wellington Management since 1991 and has 17 years of professional experience. He is supported by the U.S. Core Equity team and Wellington Management's 32 global industry analysts along with specialized fundamental, quantitative, and technical analysts, macroanalysts and traders.

         BALANCED FUND. The Balanced Fund operates under a fund of funds structure, primarily investing in shares of the Growth Fund and the Income Fund. Please see the descriptions of the subadvisers for the Growth Fund and Income Fund.

         INCOME FUND. Wellington Management, a registered investment adviser, serves as the investment subadviser of the Income Fund pursuant to a Sub-advisory Agreement with the Adviser. Wellington Management is responsible for managing the Fund, subject to the direction of the Board of Trustees and the Adviser. Wellington Management has approximately $196 billion under management and manages over 100 investment company portfolios.

         Robert D. Payne, CFA and Senior Vice President of Wellington Management, serves as the portfolio manager of the Income Fund. Mr Payne has been a portfolio manager with Wellington Management's fixed-income group since 1972 and held the position of Vice President from 1972 until he was promoted to Senior Vice President of Wellington Management in January 1996.

         SHORT-TERM INVESTMENT FUND. Wellington Management, a registered investment adviser, serves as the investment subadviser of the Short-Term Investment Fund pursuant to a Sub-advisory Agreement with the Adviser. Wellington Management is responsible for managing the Fund, subject to the direction of the Board of Trustees and the Adviser. Wellington Management has approximately $196 billion under management and manages over 100 investment companies.

         John C. Keogh, Senior Vice President of Wellington Management, serves as the portfolio manager for the Short-Term Investment Fund. Mr. Keogh has been a portfolio manager with Wellington Management's fixed income group since 1985 and held the position of Vice President from 1984 until he was promoted to Senior Vice President of Wellington Management in January 1994.

         SMALL CAP GROWTH FUND. BlackRock Financial Management, Inc. ("BlackRock") (formerly PNC Equity Advisors, Company) a registered investment adviser, serves as the investment subadviser of the Small Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. BlackRock is responsible for managing the Fund, subject to the direction of the Board of Trustees and the Adviser. BlackRock has approximately $120 billion under management.

         BlackRock, headquartered at 345 Park Avenue, New York, New York is a subsidiary of PNC Bank. PNC Bank's principal business activity is commercial and consumer banking.

         The Small Cap Growth Fund is managed by BlackRock's Small Cap Growth Team. The team is supported by BlackRock's Small Cap Growth research analysts along with quantitative analysts and traders.

         The Small Cap Growth team includes the following individuals:

         William J. Wykle is the Fund's lead portfolio manager. Mr. Wykle, who has over 32 years of investment experience, has been a portfolio manager at BlackRock since 1995 and had been a portfolio manager with PNC Asset Management Group since 1986.

         Thomas P. Callan, Portfolio Manager, has been with BlackRock since 1995 and had been with PNC Bank since 1988. Mr. Callan has over 10 years of investment experience.

         INTERNATIONAL EQUITY FUND. Scudder Kemper Investments Inc. ("Scudder Kemper"), a registered investment adviser, serves as the investment subadviser of the International Equity Fund pursuant to a Sub-advisory Agreement with the Adviser. Scudder Kemper is responsible for managing the Fund, subject to the direction of the Board of Trustees and the Adviser. Scudder Kemper is one of the largest and most experienced management organizations worldwide, managing in excess of $235 billion in assets globally.

         Scudder Kemper, located at 345 Park Avenue, New York, New York is one of the largest investment managers in the country. Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions, as well as asset management, owns approximately 70% of Scudder Kemper with the balance owned by Scudder Kemper officers and employees.

         The International Equity Fund is managed by a team of Scudder Kemper investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder Kemper's large staff of economists, research analysts, trader and other investment specialists who work in Scudder Kemper's offices across the United States and abroad. Scudder Kemper believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder Kemper's extensive resources.

         The Scudder Kemper international equity team includes the following individuals, each of whom has been a member of the team since the International Equity Fund's inception, unless otherwise noted:

         Effective August 1, 1997, Irene Cheng is the team's Lead Portfolio Manager. Ms. Cheng, who has over 13 years of industry experience and joined Scudder Kemper in 1993, focuses on portfolio management and equity strategy for Scudder Kemper's international equity investments.

         Nicholas Bratt, Portfolio Manager, leader of the global equity group, directs Scudder Kemper's overall global equity investment strategies. Mr. Bratt joined Scudder Kemper and the team in 1976.

         Sheridan Reilly, Portfolio Manager, joined Scudder Kemper in 1995 and is a member of Scudder Kemper's Global Equity Group. Mr. Reilly has over 10 years of industry experience focusing on strategies for global portfolios, currency hedging and foreign equity markets.

         Deborah Chaplin, Portfolio Manager, has focused on stock selection and investment strategy since joining the portfolio management team in 1997. Previously, she was a portfolio manager in the Growth and Income Product group at Scudder Kemper. Ms. Chaplin, who joined Scudder Kemper in 1996, has over four years of investment experience as a securities analyst and portfolio manager. Prior to joining Scudder Kemper, Ms. Chaplin was a research fellow in the Faculty of Letters at Kyoto University, Japan.

         Stephen Dexter, Portfolio Manager, is a manager of the Kemper International Fund, with geographic responsibility for Latin America, Africa, Canada, Australia and New Zealand. Steve joined Kemper as an equity analyst in 1986.

         Carol L. Franklin, Portfolio Manager, a member of the international equity team, joined Scudder Kemper International Fund's portfolio management team in 1986. Ms. Franklin, who has over 20 years of experience in finance and investing, joined Scudder Kemper in 1981.

         Joan Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined Scudder Kemper in 1992. Ms. Gregory, who joined the team in 1994, has been involved with investment in global and international stocks.

         SOCIALLY RESPONSIBLE FUND. Scudder Kemper also serves as the investment subadviser of the Socially Responsible Fund.

         Scudder Kemper socially responsible growth and income team includes the following individuals, each of whom has been a member of the team since the Socially Responsible Fund's inception:

         Lori Ensinger, Lead Portfolio Manager, joined Scudder Kemper and the portfolio management team in 1993. Ms. Ensinger focuses on stock selection and investment strategy. She has worked as a portfolio manager since 1983.

         Robert T. Hoffman, Portfolio Manager, joined Scudder Kemper in 1990. Since then he has been involved in all aspects of investment decision-making for the team and currently directs the investment management of all assets under the Growth and Income approach. Mr. Hoffman has thirteen years of experience in the investment industry, including several years of pension fund management experience.

         Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 18 years of investment experience, joined Scudder Kemper in 1983 as a portfolio manager and the Fund at its inception.

         GENERAL. Under the terms of each Sub-advisory Agreement, the subadviser manages its respective Funds, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Board of Trustees and the Adviser.

ADMINISTRATOR:  HORACE MANN INVESTORS, INC.

         Horace Mann Investors, Inc. ("Investors"), a wholly-owned subsidiary of Horace Mann Educators Corporation which is the indirect owner of Horace Mann Life Insurance Company ("HMLIC"), serves as administrator to the Funds pursuant to an Administration Agreement dated March 1, 1999 with the Trust (the "Administration Agreement"). Investors provides for the management of the business affairs of each Fund, including, but not limited to, office space, secretarial and clerical services, bookkeeping services, wire and telephone communications services, and other similar services necessary for the proper management of each Fund's business affairs. Under the current administration agreement, the Funds agree to assume and pay the charges and expenses of its operations, including, by way of example, the compensation of Trustees other than those affiliated with Investors, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of the custodian, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Funds, reports and notices to shareholders, other like miscellaneous expenses, and all taxes and fees to federal, state, or other governmental agencies.

         For the services and facilities furnished to the Funds, Investors receives a fee based upon the combined assets of the Funds as follows: 0.25% of the first $1 billion of assets and 0.20% of assets in excess of $1 billion. Under the fund of funds structure for the Balanced Fund, the administration fee would be based upon all assets in the Balanced Fund. However, Investors has indicated that it intends to waive the majority of such fees. Balanced Fund shareholders will indirectly pay the administration fee of the assets invested in the Growth Fund and Income Fund. Therefore, the aggregate administration fees directly and indirectly borne by shareholders of the Balanced Fund will be higher.

         SUPPORT SERVICES AGREEMENT. The Trust has a support services agreement (the "Support Services Agreement") with HMLIC under which the Trust has retained HMLIC to provide certain administrative services to the Trust. As the Trust's servicer, HMLIC will provide those administrative and support services reasonably necessary to coordinate the activities of the Funds with those of the separate account of HMLIC (for which the Funds serve as the underlying investment medium) other than the administrative services provided by Investors under the Administration Agreement. As compensation for its services, HMLIC will receive a fee equal to 0.15% on the first $1 billion in net assets and 0.10% on all assets over $1 billion.


TRANSFER AGENT AND DIVIDEND PAYING AGENT
         Horace Mann Service Corporation
         One Horace Mann Plaza
         P.O. Box 4657
         Springfield, Illinois 62708-4657

CUSTODIAN AND FUND ACCOUNTING AGENT
         State Street Bank and Trust Company
         225 Franklin Street
         Boston, Massachusetts 02110

YEAR 2000 READINESS


         The Adviser, Investors, Brinson Partners, Mellon Equity, Wellington Management, BlackRock, Scudder Kemper, Horace Mann Service Corporation, Horace Mann Life Insurance Company and State Street each rely on computer systems to manage the Fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way that computers have historically stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Investors and the Adviser are working with each of the Fund's service providers to adapt their systems to address this "year 2000 issue." Investors, the Adviser and the Funds expect that the necessary work will be completed on a timely basis, but there can be no absolute assurance that there will be no material adverse effect on the Funds.

                       ADDITIONAL PERFORMANCE INFORMATION

OTHER INFORMATION ON THE PERFORMANCE OF BLACKROCK


         The table below sets forth performance information relating to the BlackRock Small Cap Growth Equity Portfolio-Investor A Shares ("BlackRock Portfolio"), which is also managed by BlackRock. The BlackRock Portfolio is a portfolio of an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and which has an investment objective, and investment policies, strategies and risks substantially similar to those of the Small Cap Growth Fund.


         The performance data for the BlackRock Portfolio is included to provide investors with the performance record for an account substantially similar to the Small Cap Growth Fund. In addition, performance information from the Russell 2000 Growth Index ("Russell 2000 Growth") has been included for comparison. The actual total operating expenses of the BlackRock Portfolio were _____% for the fiscal year ended September 30, 1998, and vary from year to year. The gross operating expenses for the Small Cap Growth Fund were _____% for the fiscal year ended December 31, 1998. Investors voluntarily waived fees and reimbursed certain expenses. For the fiscal year ended December 31, 1998, the net operating expenses were _____%.


         The BlackRock Portfolio performance data does not represent the past, present or future performance of the Small Cap Growth Fund. Past performance is no guarantee of future results; investors should not consider this performance data as an indication of future performance of the Small Cap Growth Fund or of BlackRock. Share prices and investment returns will fluctuate, reflecting market conditions and cash flows, as well as changes in company-specific fundamentals of portfolio securities. Consequently, investments in either the BlackRock Portfolio or the Small Cap Growth Fund may be worth more or less than their original cost at the time of redemption. The performance presentation is not audited.

         All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. Performance reflects the deduction of a 4.5% front-end sales charge for the BlackRock Portfolio. The Small Cap Growth Fund does not have a front-end sales charge. All returns also reflect the brokerage costs borne by the BlackRock Portfolio for all periods presented. The use of a different methodology to calculate performance could result in different performance data.


AVERAGE ANNUAL TOTAL RETURNS(1)

                                                BLACKROCK           RUSSELL
YEAR OR PERIODS ENDED 12/31/98                 PORTFOLIO(3)     2000 GROWTH(4)
------------------------------                 ------------     --------------

One Year....................................
Three Years.................................
Five Years..................................
From Inception (9/14/93)....................                          N/A


(1) Total Return Calculation--The Fund commenced operations on September 14, 1993. Class A shares were introduced on September 15, 1993. In accordance with Securities and Exchange Commission policy, performance information presented for Class A shares prior to their introduction date does not reflect service and distribution fees and certain other expenses borne by Class A shares which, if reflected, would reduce the performance quoted. Investors should note that the information presented for Class A shares prior to their introduction is based upon historical expenses of the predecessor class, which do not reflect the actual expenses that an investor would incur as a holder of Class A shares of the Fund.

(2) Had the sales charge not been reflected, the performance figures for the one year, three years and since inception periods would have been _____%, _____% and _____%, respectively.

(3) Total return data is presented for each period. The Russell 2000 Growth is an unmanaged securities index composed of those Russell 2000 Growth securities with a greater-than-average growth orientation. The Russell 2000 Growth reflects the reinvestment of dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing. The Russell 2000 Growth is an unmanaged securities index, and an investment cannot be made directly in the Russell 2000 Growth.

OTHER INFORMATION ON THE PERFORMANCE OF SCUDDER KEMPER

         INTERNATIONAL EQUITY PERFORMANCE. The table below sets forth performance information relating to the International Portfolio of the Scudder Kemper Variable Life Investment Fund ("Scudder Kemper International Portfolio") that is also managed by Scudder Kemper. The Scudder Kemper International Portfolio is a portfolio of an open-end management investment company registered under the 1940 Act, and which has investment objectives, policies, strategies and risks substantially similar to those of the International Equity Fund.

         The performance data for the Scudder Kemper International Portfolio is included to provide investors with the performance record for an account substantially similar to the International Equity Fund. In addition, performance information from the Morgan Stanley Capital International Europe, Australia, Far East Index ("MSCI EAFE Index") has been included for comparison. The actual total operating expenses of the Scudder Kemper International Portfolio were _____% in 1998, and vary from year to year. The gross operating expenses for the International Equity Fund were _____% for the fiscal year ended December 31, 1998. Investors voluntarily waived fees and reimbursed certain expenses. For the fiscal year ended December 31, 1998, the net operating expenses were _____%.

         The Scudder Kemper International Portfolio performance data does not represent the past, present or future performance of the International Equity Fund. Past performance is no guarantee of future results; investors should not consider this performance data as an indication of future performance of the International Equity Fund or of Scudder Kemper. Share prices and investment returns will fluctuate reflecting market conditions and cash flows, as well as changes in company-specific fundamentals of portfolio securities. Consequently, investments in either the Scudder Kemper International Portfolio or the International Equity Fund may be worth more or less than their original cost at the time of redemption. The performance presentation is not audited.

         All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns also reflect the brokerage costs borne by the Scudder Kemper International Portfolio for all periods presented. The use of a different methodology to calculate performance could result in different performance data.

AVERAGE ANNUAL TOTAL RETURNS

                                                  SCUDDER
                                                   KEMPER             MSCI
                                               INTERNATIONAL          EAFE
YEAR OR PERIODS ENDED 12/31/98                   PORTFOLIO          INDEX(1)

One Year....................................
Three Years.................................
Five Years..................................
From Inception (5/1/87).....................
Ten Years...................................


(1) Total return data is presented for each period. The MSCI EAFE Index is an unmanaged capitalization weighted measure of stock markets in Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax, and unlike Fund returns, do not reflect fees or expenses. Returns reflect the investment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing. Investment cannot be made directly into the MSCI EAFE Index.


         SOCIALLY RESPONSIBLE GROWTH AND INCOME PERFORMANCE. The table below sets forth performance information relating to the Scudder Kemper Socially Responsive Growth & Income Equity Only Composite ("Scudder Kemper Socially Responsive Composite"). The performance data for the Scudder Kemper Socially Responsive Composite is included to provide investors with the performance record for a composite of accounts managed in a similar manner as the Socially Responsible Fund. In addition, performance information from the Standard & Poor's 500 Stock Index ("S&P 500") has been included for comparison. The Scudder Kemper Socially Responsive Composite currently is a composite of twelve separately managed accounts that are managed by Scudder Kemper. The Scudder Kemper Socially Responsive Composite is not registered under the 1940 Act, and thus, was not subject to certain investment and operational restrictions imposed by the 1940 Act. If the product had been registered under the 1940 Act or subject to certain restrictions imposed by the Internal Revenue Code, the performance noted below might have been lower. The Scudder Kemper Socially Responsive Composite is composed of accounts with investment objectives, policies, strategies and risks similar to those of the Socially Responsible Fund. However, the Socially Responsible Fund differs from the accounts in the Scudder Kemper Socially Responsive Composite in certain ways, none of which Investors or Scudder Kemper believe would cause a significant change in investment results. While the twelve accounts in the composite are managed following Scudder Kemper's growth and income investment style, each account has socially responsible screens that are used to exclude certain types of industries as investment options. Each account uses screens that are somewhat modified from those used by the Socially Responsible Fund. The performance of the Scudder Kemper Socially Responsive Composite is presented net of the gross operating expenses for the Socially Responsible Fund which is _____%. Investors voluntarily waived fees and reimbursed certain expenses. For the first year of operations, the net operating expenses were _____%.

         The Scudder Kemper Socially Responsive Composite performance data does not represent the past, present or future performance of the Socially Responsible Fund. Past performance is no guarantee of future results; investors should not consider this performance data as an indication of future performance of the Socially Responsible Fund or of Scudder Kemper. Principal value and investment returns will fluctuate reflecting market conditions and cash flows, as well as changes in company-specific fundamentals of portfolio securities. Consequently, the account value of accounts in the Scudder Kemper Socially Responsive Composite or investments in the Socially Responsible Fund may be worth more or less than their original cost at the time of redemption. The performance presentation is not audited.

         All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns also reflect the brokerage costs borne by the accounts within the Scudder Kemper Socially Responsive Composite for all periods presented. The use of a different methodology to calculate performance could result in different performance data.

AVERAGE ANNUAL TOTAL RETURNS


                                                  SCUDDER KEMPER
                                               SOCIALLY RESPONSIVE        S&P
YEAR OR PERIODS ENDED 12/31/98                      COMPOSITE            500(1)

One Year....................................
Three Years.................................
Five Years .................................
From Inception (12/31/89)...................
Ten Years...................................                              N/A


(1) Total return data is presented for each period. The S&P 500 is an unmanaged index considered to be generally representative of the U.S. stock market. Index returns assume dividends reinvested net of withholding tax. Investment cannot be made directly into the S&P 500.

                            PURCHASES AND REDEMPTIONS


         Shares of each Fund are currently sold only to HMLIC separate accounts. In the event that HMLIC establishes additional separate accounts, shares of these Funds may be made available for purchase by such additional separate accounts. Previously, shares of the Growth Fund were available to the public. While Growth Fund shares may no longer be purchased by the general public, existing public shareholders may acquire additional shares through the automatic reinvestment of dividends and distributions.

         Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. The net asset value of each Fund's shares is determined on each day the New York Stock Exchange ("NYSE") is open for trading at the close of the NYSE (normally 3:00 p.m. Central Time). No valuations are made for any day that the NYSE is closed, and for 1999, no valuations are made for the day after Thanksgiving. The computation is made by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund, less its liabilities. A purchase is effected at the price based on the next calculation of net asset value per share after receipt of a request. A security listed or traded on an exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not available, securities are valued at fair value as determined in good faith by the Board of Trustees.

         Except in extraordinary circumstances and as permissible under the 1940 Act, redemption proceeds are paid on or before the third business day following the date the request for redemption is received.


         REDEMPTION OF GROWTH FUND SHARES BY EXISTING PUBLIC SHAREHOLDERS--The Growth Fund will redeem shares from public shareholders at the net asset value per share next determined after receipt of a redemption request. If stock certificates have been issued, the signature of each party must be guaranteed by an officer of a commercial bank or trust company or a member of the New York Stock Exchange. If certificates are lost, the shareholder will need to submit an Affidavit of Loss form with the signature(s) notarized if 100 or less shares are surrendered, and a Lost Instrument Bond will be required if over 100 shares are surrendered. A Lost Instrument Bond can be obtained from an insurance carrier. The cost for this bond must be paid by the shareholder.


         If no certificates have been issued to the shareholder, redemption may be accomplished by signing a written request. The request should be sent to the Horace Mann Growth Fund, P.O. Box 4657, Springfield, Illinois 62708-4657, and should identify the account by number and the name(s) in which the account is registered. The request must be signed exactly as the account is registered. On a jointly held account, all owners must sign.

         All redemption requests by mail should be sent certified mail with return receipt requested. Provided the request is received in good form, payment for shares redeemed will be made by the Fund within three business days of the receipt.

         SYSTEMATIC CASH WITHDRAWAL PLAN--When a Growth Fund public shareholder has accumulated $5,000 or more of Growth Fund shares in his or her account, shares may be withdrawn automatically through the Systematic Cash Withdrawal Plan (the "Plan"). A shareholder may receive checks monthly, quarterly, semiannually or annually in any amount requested, but not less than $25. A Plan application is available, upon request, from the transfer agent. The value of a public shareholder's account is determined at the net asset value on the date a Plan application is received by the Growth Fund. Payments under the Plan will be made either on the 1st or 15th of the month, as selected by the shareholder. A sufficient number of shares will be redeemed from the shareholder's account to provide funds for payments made under the Plan, thus reducing the shareholder's account value. Depending on the amount and frequency of withdrawals, payments under the Plan may exhaust the shareholder's account. There is no redemption charge with respect to the shares redeemed from the shareholder's account. A Plan may be terminated upon written request.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

         Each Fund normally follows the practice of declaring and distributing substantially all its net investment income and any net short-term and long-term capital gains at least annually. All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Fund at the net asset value determined on the dividend payment date.

         Under the Internal Revenue Code ("Code"), Horace Mann Life Insurance Company is taxed as a life insurance company and the operations of its separate accounts are taxed as part of its total operations. Under current interpretations of existing federal income tax law, investment income and capital gains of separate accounts are not subject to federal income tax to the extent applied to increase the value of variable annuity contracts. Tax consequences to variable annuity contract holders are described in a separate prospectus issued by the Horace Mann Life Insurance Company.

         Each Fund intends to qualify as a regulated investment company under subchapter M of the Code. As a result, with respect to any fiscal year in which a Fund distributes all its net investment income and net realized capital gains, that Fund will not be subject to federal income tax. Subchapter M includes requirements relating to the diversification of investments, which are in addition to the diversification requirements contained in Section 817(h) of the Code and the 1940 Act. Each applicable law's diversification requirement could require the sale of assets of a Fund, at a time when it would not otherwise be advisable to do so.

         Public shareholders of the Growth Fund may elect to receive cash dividends and will be notified of the amount and type of distribution. If a shareholder elects to receive a cash dividend and the dividend check is returned by the postal service, attempts will be made to locate the shareholder. If the attempts to locate are unsuccessful, the shareholder's dividend option will be changed to reinvestment. When new shares are added to a Growth Fund public shareholder's account through the reinvestment of dividends or when distributions occur (which dividends will be taxable to the shareholder whether paid in cash or reinvested in additional shares), a confirmation statement is sent to the public shareholder showing the number of shares that were credited or debited to the account, the net asset value per share and the total number of shares in the account. A dividend or capital gains distribution will reduce the per share net asset value by the amount of the dividend or distribution. Shortly after the end of each year, Growth Fund shareholders will be informed of the amount of and the federal income tax treatment of all distributions made during the year. If not otherwise subject to tax on their income, public shareholders will not be required to pay tax on amounts distributed to them. Shareholders must determine for themselves the applicability of state and local taxes to dividends and distributions received on Growth Fund shares.

         The Growth Fund may be required to withhold federal income tax at a rate of 31% from dividend and redemption payments made to any public shareholder who fails to furnish a certified taxpayer identification number ("TIN") or when the Internal Revenue Service notifies the Growth Fund that the shareholder has provided the Growth Fund with an incorrect TIN or failed to properly report certain income for federal income tax purposes. Any withheld amount can be credited against the shareholder's federal income tax obligation.

         The preceding is a brief summary of some of the relevant federal income tax considerations. The Statement of Additional Information includes a more detailed discussion. This discussion is not intended, even as supplemented by the Statement of Additional Information, as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.


                                OTHER INFORMATION


VOTING RIGHTS

         Each Fund is authorized by the Declaration of Trust to issue an unlimited number of shares. Shares of each Fund are of the same class with equal rights and privileges. Each share is entitled to vote on all matters submitted to a vote of shareholders. The shares of each Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund have no pre-exemptive rights. The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

         Each person with voting rights will be provided with reports and proxy materials relating to the applicable Fund(s). To be entitled to vote, a shareholder (either a public shareholder of the Growth Fund or an insurance company separate account) must have been a shareholder on the record date. The number of Fund shares for which a shareholder may vote is determined by dividing the value of an interest in a Fund by the net asset value of one share of the Fund, as of the same date.


         As of January 31, 1999, Horace Mann Life Insurance Company Separate Account owned approximately _____%, _____%, _____%, _____%, _____%, _____%, and
_____% of the outstanding shares of the Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, respectively. Horace Mann Life Insurance Company Separate Account B held approximately _____% of the Growth Fund. Horace Mann Life Insurance Company Allegiance Separate Account A held approximately _____% of the Growth Fund. Since these separate accounts' voting rights are passed through to contract owners and participants, HMLIC itself does not exercise voting control.


PUBLIC SHAREHOLDER COMMUNICATIONS

         To ensure receipt of communications related to investments in the Growth Fund, public shareholders must notify the Growth Fund of address changes. Notice of a change in address may be sent to the Horace Mann Growth Fund, P.O. Box 4657, Springfield, Illinois 62708-4657. Shareholders may also provide notice of an address change by sending a telefacsimile (FAX) transmission to (217) 535-7123 or by calling (217) 789-2500 or (800) 999-1030 (toll-free).

STATEMENT OF ADDITIONAL INFORMATION

A copy of the Statement of Additional Information providing more detailed information about the Fund is available, without charge upon request. The Table of Contents of this statement follows:

TOPIC                                                                 PAGE

THE TRUST AND THE FUNDS..................................................1

ADDITIONAL INVESTMENT POLICIES...........................................1
         Growth Fund.....................................................1
         Balanced Fund...................................................2
         Income Fund.....................................................2
         Short-Term Investment Fund......................................2
         Small Cap Growth Fund...........................................2
         International Equity Fund.......................................2
         Socially Responsible Fund.......................................2

INVESTMENT RESTRICTIONS..................................................3

INCOME FUND - BENCHMARK..................................................5

MANAGEMENT OF THE FUNDS..................................................6
         Board of Trustees...............................................6
         Officers .......................................................7
         Compensation Table..............................................7

INVESTMENT ADVISORY AGREEMENTS...........................................8

BROKERAGE ALLOCATION.....................................................9

OTHER SERVICES..........................................................10

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES.........................11

TAX STATUS..............................................................11

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................13

GENERAL INFORMATION.....................................................15

FINANCIAL STATEMENTS....................................................15


Appendix A: Description of Commercial Paper and Bond Ratings ..........A-1
Appendix B: Description of Securities and Risks........................B-1


APPENDIX A

Ratings of Debt Obligations:

                                                         Standard &
                         Moody's Investors               Poor's Ratings
                         Service, Inc.                   Group                           Definition
----------------------------------------------------------------------------------------------------------------------
Long-term                Aaa                             AAA                             Highest quality
                         Aa                              AA                              High quality
                         A                               A                               Upper medium grade
                         Baa                             BBB                             Medium grade
                         Ba                              BB                              Low Grade
                         B                               B                               Speculative
                         Caa,Ca,C                        CCC,CC,C                        Submarginal
                         D                               D                               Probably in default
----------------------------------------------------------------------------------------------------------------------
                         Moody's                         S&P
----------------------------------------------------------------------------------------------------------------------
Short-term               MIG1/VMIG1 Best quality         SP-1+ Very strong quality
----------------------------------------------------------------------------------------------------------------------
                         MIG2/VMIG2 High quality         SP-1 Strong quality
----------------------------------------------------------------------------------------------------------------------
                         MIG3/VMIG3 Favorable            SP-2 Satisfactory grade
                         quality
----------------------------------------------------------------------------------------------------------------------
                         MIG4/VMIG4 Adequate
                         quality
----------------------------------------------------------------------------------------------------------------------
                         SG Speculative grade            SP-3 Speculative grade
----------------------------------------------------------------------------------------------------------------------
Commercial Paper         P-1 Superior quality            A-1+ Extremely strong
                                                         quality
----------------------------------------------------------------------------------------------------------------------
                                                         A-1 Strong quality
----------------------------------------------------------------------------------------------------------------------
                         P-2 Strong quality              A-2 Satisfactory quality
----------------------------------------------------------------------------------------------------------------------
                         P-3 Acceptable quality          A-3 Adequate quality
----------------------------------------------------------------------------------------------------------------------
                                                         B Speculative quality
----------------------------------------------------------------------------------------------------------------------
                         Not Prime                       C Doubtful quality
----------------------------------------------------------------------------------------------------------------------


SHAREHOLDERS' INQUIRIES

         For questions concerning investments in the Funds through HMLIC's annuity contracts, call HMLIC's toll-free customer service number, (800) 999-1030. Written questions should be sent by mail to Horace Mann Life Insurance Company at P.O. Box 4657, Springfield, Illinois 62708-4657 or by telefacsimile
(FAX) transmission to (217) 535-7123.

         Growth Fund public shareholders may contact the Growth Fund by calling
(800) 999-1030 or (217) 789-2500. Written questions concerning a Growth Fund public shareholder's account may be sent by mail to Horace Mann Growth Fund, P.O. Box 4657, Springfield, Illinois 62708-4657 or by telefacsimile (FAX) transmission to (217) 535-7123.



ADDITIONAL INFORMATION

         Additional Information about the Fund's investments is available in the Fund's annual and semi-annual report to Shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The shareholder reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

         The SAI contains more detailed information about the Fund and the Portfolios. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

         To receive, without charge, a copy of the annual and/or semi-annual reports of the Horace Mann Family of Funds and/or a copy of the Statement of Additional Information for the Horace Mann Mutual Funds, please complete the following request form and mail it to the address indicated below, or send it by telefacsimile (FAX) transmission to (217) 535-7123 or telephone (217) 789-2500 or (800) 999-1030 (toll-free).


         HORACE MANN MUTUAL FUNDS
         P.O. BOX 4657
         SPRINGFIELD, ILLINOIS 62708-4657

Please provide free of charge the following information:


_____________________ 1998 Annual Report of the Horace Mann Mutual Funds

_____________________ Statement of Additional Information dated March 1, 1999 for the Horace Mann Mutual Funds.


Please mail the above documents to:

(Name)

(Address)

(City/State/Zip)

         Text-only versions of fund documents can be viewed or downloaded from:


         The SEC at http://www.sec.gov

         You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (1-800-SEC- 0330) or by sending your request and a duplicating fee to the SEC's Public Reference Room Section, Washington, D.C. 20549-6009.

         No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

Investment Company Act File No.:  811-07917

                       STATEMENT OF ADDITIONAL INFORMATION

                            HORACE MANN MUTUAL FUNDS


         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus, dated March 1, 1999. The financial statements for the Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund for the year ended December 31, 1998, and the Report of Independent Auditors thereon, are incorporated herein by reference from the Funds' Annual Report dated December 31, 1998. Copies of the Prospectus and the Funds' financial statements may be obtained by writing to the Horace Mann Mutual Funds, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 535-7123, or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free).

                                                   March 1, 1999

                                TABLE OF CONTENTS
                               ------------------

TOPIC                                                                 PAGE

THE TRUST AND THE FUNDS..................................................1

ADDITIONAL INVESTMENT POLICIES...........................................1
         Growth Fund.....................................................1
         Balanced Fund...................................................2
         Income Fund.....................................................2
         Short-Term Investment Fund......................................2
         Small Cap Growth Fund...........................................2
         International Equity Fund.......................................2
         Socially Responsible Fund.......................................2

INVESTMENT RESTRICTIONS..................................................3

INCOME FUND - BENCHMARK..................................................5

MANAGEMENT OF THE FUNDS..................................................6
         Board of Trustees...............................................6
         Officers .......................................................7
         Compensation Table..............................................7

INVESTMENT ADVISORY AGREEMENTS...........................................8

BROKERAGE ALLOCATION.....................................................9

OTHER SERVICES..........................................................10

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES.........................11

TAX STATUS..............................................................11

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................13

GENERAL INFORMATION.....................................................15

FINANCIAL STATEMENTS....................................................15

Appendix A: Description of Commercial Paper and Bond Ratings ..........A-1
Appendix B: Description of Securities and Risks........................B-1

                             THE TRUST AND THE FUNDS

         The Trust is an open-end, diversified, management investment company organized as a Delaware business trust under a Declaration of Trust dated November 7, 1996. The Declaration of Trust permits the Trust to offer shares of separate funds. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of funds in addition to the Funds described herein.

         The Trust employs Wilshire Associates Incorporated (the "Adviser") to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs. The Adviser has entered into agreements with Brinson Partners, Inc. to act as a subadviser for the Growth Fund, with Mellon Equity Associates, LLP to act as a subadviser for the Growth Fund, with Wellington Management Company, LLP to act as a subadviser for the Growth Fund and the subadviser for the Income Fund and Short-Term Investment Fund, with BlackRock Financial Management, Inc. to act as the subadviser for the Small Cap Growth Fund and with Scudder Kemper Investments, Inc. to act as the subadviser for the International Equity Fund and the Socially Responsible Fund. The Adviser allocates the Balanced Fund's assets between the Growth Fund and Income Fund. Additional information about each adviser is under the heading "Management of the Funds."

         The investment objectives and policies of each Fund are described below. Prospective purchasers should recognize that there are risks in the ownership of any security and that there can be no assurance that the objectives of the Funds will be realized.

         Each Fund seeks to attain its objective by pursuing investment policies that call for investments in certain types of securities and by employing various investment strategies. These investment policies and strategies may be changed without shareholder approval. However, each Fund will not, as a matter of policy, change its investment policies without notice to its shareholders.

         Each Fund has also adopted certain fundamental investment limitations that, along with its objective, may be changed only with the approval of a "majority of the outstanding shares of a Fund" as defined in the Investment Company Act of 1940 ("40 Act").

                         ADDITIONAL INVESTMENT POLICIES

         The following is a discussion of additional investment policies not discussed in the Fund's Prospectus.


GROWTH FUND


         The portfolio investments of the Growth Fund are not concentrated in any one industry or group of industries, but are varied according to what is judged advantageous under varying economic conditions. While the portfolio is diversified by investment in a cross-section of businesses and industries, the Growth Fund follows a policy of flexibility. The Growth Fund does not invest in companies for the purpose of exercising control of management. Moreover, the Fund will not invest in securities subject to restrictions on disposition under the Securities Act of 1933 (the "1933 Act") or purchase securities not freely marketable.


         It is the policy of the Growth Fund to purchase and hold securities believed to have potential for long-term capital growth. Investment income is a secondary consideration in the selection of portfolio securities. The Growth Fund does not buy and sell for short-term trading profits. Therefore, portfolio changes usually are accomplished gradually. However, Fund management is not restricted and may effect short-term transactions when subsequent events make an investment undesirable for long-term holding.


         For 1997 and 1998, the Growth Fund's portfolio turnover rates were 54.56% and _____%, respectively. Although it is impossible to predict with certainty the Growth Fund's ongoing portfolio turnover rate, the subadviser expects that, under normal circumstances, it will be less than 100% each year.

BALANCED FUND


         During 1997 and 1998, the Balanced Fund's portfolio turnover rates were 77.54% and _____%, respectively. The annual turnover rates of the common stock portion of the Balanced Fund's portfolio for 1997 and 1998 were 60.04% and ______%, respectively, and for the bond portion for 1997 and 1998 were 102.07% and ______%, respectively. Although it is impossible to predict with certainty the Balanced Fund's ongoing portfolio turnover rate, the subadviser expects that, under normal circumstances, it will be less than 100% each year. During periods of rapidly changing interest rates, however, the turnover rate may be greater than 100%. This results from the subadviser's desire to optimize rates of return during such periods.


INCOME FUND


         As a matter of investment policy, the Income Fund will not invest more than 10% of its net assets in illiquid securities or invest in restricted securities, except securities eligible for resale under Rule 144A under the 1933 Act.

         Instead of holding its entire portfolio to maturity, the Income Fund will engage in portfolio trading when trading will help achieve its investment objective. Portfolio turnover is expected to be moderate.

         During 1997 and 1998, the Income Fund's portfolio turnover rates were 96.80% and ______%, respectively. Although it is impossible to predict with certainty the Income Fund's ongoing portfolio turnover rate, the subadviser expects that under normal circumstances it will be less than 100% each year. During periods of rapidly changing interest rates, however, the turnover rate may be greater than 100%. This results from the subadviser's desire to optimize rates of return during such periods.


SHORT-TERM INVESTMENT FUND


         The Short-Term Investment Fund will not invest in securities subject to restriction on disposition under the 1933 Act or purchase securities not freely marketable. There is no turnover information for the Short-Term Fund as it holds its securities for less than one year.


SMALL CAP GROWTH FUND


         During 1997, the first year of investment operations, and 1998, the Small Cap Growth Fund's portfolio turnover rate was 91.49% and ______%, respectively. Although it is impossible to predict with certainty the Small Cap Growth Fund's turnover rate, the subadviser expects that under normal circumstances it will be less than 150% each year.


INTERNATIONAL EQUITY FUND


         During 1997, the first year of investment operations, and 1998, the International Equity Fund's portfolio turnover rate was 31.99% and ______%, respectively. Although it is impossible to predict with certainty the International Equity Fund's ongoing portfolio turnover rate, the subadviser expects that under normal circumstances it will be less than 150% each year.


SOCIALLY RESPONSIBLE FUND


         During 1997, the first year of investment operations, and 1998, the Socially Responsible Fund's portfolio turnover rate was 20.85% and ______%, respectively. Although it is impossible to predict with certainty the Socially Responsible Fund's ongoing portfolio turnover rate, the subadviser expects that under normal circumstances it will be less than 150% each year.

                             INVESTMENT RESTRICTIONS

         Each Fund operates under its respective fundamental investment restrictions, set forth below, which, along with each Fund's objective, cannot be changed without the approval of a "majority of the outstanding voting securities." A "majority of the outstanding voting securities" of a Fund is defined in the Investment Company Act of 1940 to mean the lesser of (i) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

         The Growth Fund, Balanced Fund, Income Fund and Short-Term Investment Fund each may not:

         (1) purchase securities other than the securities in which a Fund is authorized to invest;

         (2) issue senior securities except that a Fund may borrow money or enter into reverse repurchase agreements in an amount not to exceed 15% of its total assets taken at market value and then only for short-term credits as may be necessary for the clearance of transactions, and from banks as a temporary measure for extraordinary or emergency purposes (moreover, in the event that the asset coverage for such borrowings may fall below 300%, the Fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage); a Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests that might otherwise require untimely dispositions of the Fund's portfolio securities; a Fund will repay all borrowings before making additional investments, and interest paid on borrowings will reduce net income;

         (3) make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the total assets of the Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven (7) days;


         (4) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities, or, for the Balanced Fund only, any security issued by an investment company or series thereof) if, as a result, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities);


         (5) write, or invest in, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

         (6) purchase securities on margin or sell any securities short;

         (7) invest in the securities of any issuer, any of whose officers, directors or security holders is an officer of a Fund if at the time of or after such purchase any officer or director of that Fund would own more than 1/2 of 1% of the securities of that issuer or if that Fund's officers and directors together would own more than 5% of the securities of that issuer;

         (8) purchase any securities that would cause more than 25% of the value of a Fund's total net assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, commercial paper and bankers' acceptances, or any obligations of U.S. branches of foreign banks and foreign branches of U.S. banks, except as these investments may be limited by the Treasury regulations under section 817(h) of the Internal Revenue Code;

         (9) invest more than 5% of the value of the Fund's total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities;

         (10) mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% so long as the Fund's shares are registered for sale in certain states) of the value of the Fund's total assets but only to secure borrowings for temporary or emergency purposes;

         (11) purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts;

         (12) invest in companies for the purpose of exercising control; or


         (13) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a "fund of funds" in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Growth Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund's adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.


         The Growth Fund and Short-Term Investment Fund each may not:

         (14) underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so called "restricted securities") or purchase securities not freely marketable.

         The Balanced Fund and Income Fund each may not:

         (15) Underwrite the securities of other issuers, invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the Securities Act of 1933, except for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

         The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund each may not:

         (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

         (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward currency contracts;

         (3) make loans, but this restriction shall not prevent the Fund from
(a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 331/3% of its total assets (taken at market value at the time of such loan);

         (4) borrow, except that it may (a) borrow up to 331/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 331/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures, and options on futures;

         (5) invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

         (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

         The Small Cap Growth Fund, International Equity Fund and Socially Responsible Funds are also subject to the following nonfundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

                  (a) invest in companies for the purpose of exercising control or management;

                  (b) purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate;

                  (c) mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

                  (d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

                  (e) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

                  (f) hedge by purchasing put and call options, futures contracts, or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

         For the Balanced Fund and Income Fund, the Board has adopted guidelines regarding investment in derivatives (such as CMOs), which among other things, establish certain minimum criteria for the types of derivative securities that may be purchased. Under such guidelines, fixed income derivatives purchased for the Funds must have low to moderate volatility and must perform consistently across a wide range of interest rate scenarios. They also must exhibit little excess interest rate risk relative to Treasuries of comparable duration.

                             INCOME FUND - BENCHMARK

         The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

         To qualify for inclusion in the Aggregate Index, a bond or security must meet certain criteria:

         * It must have at least one year to final maturity regardless of call features. Asset-backed securities must have a remaining average life of at least one year while mortgages must have a weighted average maturity (WAM) of at least one year. There is no limit on final maturity; bonds with 50- and 100-year maturities may be included in the Aggregate Index.

         * It must have at least $100 million par amount outstanding. The amount outstanding may differ from the original issue size due to various factors, including reopenings, sinking schedules, partial calls, and prepayments.

         * It must be rated investment grade (Baa3 or better) by Moody's Investors Service (unless it is a U.S. government or agency security, which are generally not formally rated). If a Moody's rating is unavailable, then the Standard and Poor's Corporation rating is used. If neither is available, then the Fitch Investor's Service rating is used. This implies that the index may include bonds that are split-rated. A bond rated Baa3 by Moody's and BB+ by S & P would be included; however, if Moody's assigns a rating below investment grade the bond will be excluded even if the S & P or Fitch rating is BBB-or better.

         * It must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule. Adjustable or floating rate securities with periodic coupon changes based on changes in market rates are excluded. Stripped securities created from coupon securities are excluded, while the underlying coupon security is included. Zero coupon bonds may be included. Medium-term notes are included only if they were underwritten issues and meet other eligibility criteria.

         * It must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the Securities and Exchange Commission ("SEC").

         * It must be publicly issued. Private placement securities including 144A securities are excluded.

         Generally speaking, the Aggregate Index does not include securities with esoteric or one-of-a-kind features such as structured notes or range notes with coupons that depend on movements in market rates.

MANAGEMENT OF THE FUNDS

         A listing of the Trustees and Officers of the Trust, their ages, their principal occupations for the past five years and their affiliation with other companies affiliated with Horace Mann Life Insurance Company is presented below. Correspondence with any Trustee or Officer may be addressed to the offices of the Funds at P.O. Box 4657, Springfield, Illinois 62708-4657.

BOARD OF TRUSTEES


         *A. THOMAS ARISMAN, Age 52, Trustee; Senior Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Director and President, Horace Mann Investors, Inc.; positions with Horace Mann Educators Corporation and its subsidiaries; former Trustee, Horace Mann Mutual Funds (1996-1997); and former Director, Horace Mann Growth Fund, Inc. (1989-1997), Horace Mann Balanced Fund, Inc. (1989-1997), Horace Mann Income Fund, Inc. (1989-1997) and Horace Mann Short-Term Investment Fund, Inc. (1989-1997).

         A. L. GALLOP, Age 73, Trustee; Executive Director (Retired), Minnesota Education Association; formerly Director, Horace Mann Educators Corporation (1968-1983); and former Director, Horace Mann Growth Fund, Inc. (1957-1997), Horace Mann Balanced Fund, Inc. (1983-1997), Horace Mann Income Fund, Inc. (1983-1997), and Horace Mann Short-Term Investment Fund, Inc. (1983-1997).

         **RICHARD A. HOLT, Age 57, Trustee; Senior Relationship Manager (Retired), Scudder Insurance Asset Management.

         *RICHARD D. LANG, Age 67, Trustee; Executive Director (Retired), Vermont National Education Association; formerly member of Horace Mann Educators Corporation Educator Advisory Board; and former Director, Horace Mann Growth Fund, Inc. (1997), Horace Mann Balanced Fund, Inc. (1997), Horace Mann Income Fund, Inc. (1997) and Horace Mann Short-Term Investment Fund, Inc. (1997).

         HARRIET A. RUSSELL, Age 57, Trustee; member, Cincinnati Board of Education; Director and Vice President, Greater Cincinnati School Employer Credit Union; teacher (Retired), Walnut Hills High School; formerly Director, Horace Mann Growth Fund (1974-1983 and 1992-1997), Horace Mann Balanced Fund, Inc. (1992-1997), Horace Mann Investment Fund, Inc. (1992-1997), and Horace Mann Short-Term Investment Fund, Inc. (1992-1997).

         *GEORGE J. ZOCK, Age 48, Trustee and President; Director, Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Director, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries; former Director, Horace Mann Growth Fund, Inc. (1995-1997), Horace Mann Balanced Fund, Inc. (1995-1997), Horace Mann Balanced Fund, Inc. (1995-1997), Horace Mann Income Fund, Inc. (1995-1997), Horace Mann Income Fund, Inc. (1995-1997), and Horace Mann Short-Term Investment Fund, Inc. (1995-1997).

---------------------
         * Trustee is considered an "interested person" as that term is defined in the Investment Company Act of 1940.


         **From 1972-1997, Mr. Holt was an employee of Scudder Kemper Investments, Inc. (and of its predecessor, Scudder, Stevens & Clark, Inc.), the subadviser to the International Equity Fund and the Socially Responsible Fund. Mr. Holt and his family participate in Scudder Kemper's medical and benefit plans available to former employees. Mr. Holt does not have an ongoing relationship with Scudder Kemper.


OFFICERS


         ANN M. CAPARROS, Age 46, Secretary and Ethics Compliance Officer; Director, Vice President, and Corporate Secretary, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Secretary, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries; prior to March 1994, was associated with John Deere Insurance Group and Affiliates serving as Vice President and General Counsel.

         ROGER W. FISHER, Age 46, Controller; Vice President and Controller, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Controller, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries.

         WILLIAM J. KELLY, Age 52, Treasurer and Regulatory Compliance Officer; Treasurer, Horace Mann Investors, Inc.; Vice President, Horace Mann Life Insurance Company; and Vice President-Transfer Agent, Horace Mann Service Corporation.

         The Officers of the Trust receive remuneration from Horace Mann Service Corporation. The Trust does not pay any remuneration to its officers. The Trust pays each Independent Trustee a $1,000 annual retainer, $1,000 for each meeting of the Trust, $200 for each committee meeting and $500 for each telephonic meeting. For the fiscal year ended December 31, 1998, the Independent Trustees fees totaled $___________ for each Fund.

COMPENSATION TABLE

         The following table sets forth the compensation earned from the Trust for the fiscal year ended December 31, 1998 by trustees entitled to received compensation from the Trust.


                         AGGREGATE           PENSION RETIREMENT         ESTIMATED ANNUAL         TOTAL
                         COMPENSATION        BENEFITS ACCRUED AS        BENEFITS UPON            COMPENSATION
TRUSTEE                  FROM THE TRUST      PART OF FUND EXPENSES      RETIREMENT               FOR THE COMPLEX
-------                  --------------      ---------------------      ----------               ---------------
A. L. Gallop                                 N/A                        N/A
Donald G. Heth                               N/A                        N/A
Richard D. Lang                              N/A                        N/A
Harriet A. Russell                           N/A                        N/A


         As of the date of this Statement of Additional Information, the Trustees and Officers of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares of Growth Fund. Trustees and Officers do not directly own any shares of Balanced Fund, Income Fund, Short-Term Fund, Small Cap Growth Fund, International Equity Fund or Socially Responsible Fund; however, they may invest indirectly in the Growth Fund, Balanced Fund, Income Fund, Short-Term Fund, Small Cap Growth Fund, International Equity Fund and/or Socially Responsible Fund through annuity contracts issued by Horace Mann Life Insurance Company and the 401(k) plan of Horace Mann Service Corporation of which no one person beneficially owns more than 1%.

                         INVESTMENT ADVISORY AGREEMENTS


         INVESTMENT ADVISORY AGREEMENT. As stated in the Prospectus, the Trust employs Wilshire Associates Incorporated (the "Adviser") to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs under an Investment Advisory Agreement dated March 1, 1999 (the "Investment Advisory Agreement"). The Adviser's duties under the Investment Advisory Agreement include recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund's assets designated from time to time by the Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund's assets. The Adviser also reviews, monitors, and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund's continuous investment program. In addition, the Adviser maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Trustees with such periodic special reports as the Board may request.

         The Adviser selects investment subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating investment subadvisers, and therefore the Adviser does not anticipate frequent changes in the investment subadvisers. These managers have been selected upon the basis of a due diligence process which focuses upon, but is not limited to, the managers' philosophy and process, people and organization, resources, and performance.

         The Adviser monitors the performance of each investment subadviser and of the Funds and, to the extent it deems appropriate to achieve the Funds' investment objective, reallocates assets among individual subadvisers or recommends that the Funds employ or terminate particular investment subadvisers.

         The Adviser does not participate in the selection of portfolio securities for any Fund.

         Each subadviser's fees will be paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund's assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described above. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser. Because the Adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

         The Investment Advisory Agreement continues in effect for each Fund from year to year for so long as its continuation is approved at least annually
(a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders of the Fund or the Board of Trustees. The agreement may be terminated at any time upon 60 days notice by either party; the Trust may so terminate the agreement either by vote of the Board of Trustees or by a majority vote of the outstanding voting shares of the subject Fund if the Adviser were determined to have breached the agreement. The agreement would terminate automatically upon assignment.

         For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, the Adviser would receive a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

                FUND                         RATE
                ----                         ----
Growth Fund.........................                    0.400%
Balanced Fund.......................                    0.400%*
Income Fund.........................                    0.400%
Short-Term Investment Fund..........                    0.125%
Small Cap Growth Fund...............                    1.150%
International Equity Fund...........                    0.850%
Socially Responsible Fund...........                    0.700%
-----------

       * As discussed above, the Balanced Fund will operate under a fund of funds structure, primarily investing in shares of the Growth Fund and the Income Fund. The Adviser will only receive directly from the Balanced Fund a fee of 0.400% of the average daily net assets of the Balanced Fund that are not invested in another Fund.

       For the fiscal year ended December 31, 1998, the Growth Fund, Balanced Fund, and Income Fund, paid Horace Mann Investors, Inc. ("Investors") $__________, $________, $_________, respectively, for its services as business manager. Investors waived the fees for the Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund.


       SUBADVISERS. Each of the Investment Subadvisory Agreements provides that neither the subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the subadviser of its duties under the Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Each of the Investment Subadvisory Agreements continue for the same term as the advisory agreement and are subject to the same requirements for renewal.

                              BROKERAGE ALLOCATION


       The Investment Advisory Agreement and the Investment Subadvisory Agreements authorize the Adviser and the subadvisers, respectively (collectively the "Advisers") (subject to the discretion and control of the Trust's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Trustees of the Trust, the Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if an Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and other clients.


       In placing portfolio transactions, each of the Advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services. Such services may include factual and statistical information or other items of supplementary research assistance. Each of the Advisers considers such information useful in the performance of its obligations under the advisory agreements, but is unable to determine the amount by which such services may reduce its expenses. In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services. See, "Other Services - Fund Pricing Agreements and Custodial Agreement."


       Each of the Advisers is authorized to consider for investment by a Fund securities that may also be appropriate for other funds and/or clients served by the Advisers. To assure fair treatment of each fund and all clients of the Advisers in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Advisers.

       The Growth Fund paid brokerage fees of $800,459, $807,563 and $______ in the fiscal years ended December 31, 1996, 1997 and 1998, respectively; the Balanced Fund paid brokerage fees of $379,354, $364,698 and $______ for those same respective periods. The Income Fund and the Short-Term Fund paid no brokerage fees.

       The Small Cap Growth Fund paid brokerage fees of $10,574 and $______ in the fiscal years ended December 31, 1997 and 1998, respectively; The International Equity Fund paid brokerage fees of $19,510 and $______ and the Socially Responsible Fund paid brokerage fees of $6,429 and $______ for the same periods. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund commenced investment operations on March 10, 1997.

       Where multiple brokers are deemed to be able to provide best execution, brokerage commissions may be allocated to such brokers on the basis of their ability to provide research. For the fiscal year ended December 31, 1998, the Growth Fund and Balanced Fund paid commissions dollars to such brokers in the amount of $______ and $______, respectively. Total brokerage fees paid during a year will vary with turnover rates.


                                 OTHER SERVICES

       FUND PRICING AGREEMENTS - Effective January 1, 1997, the Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), a national banking association located at 225 Franklin Street, Boston, Massachusetts 02110, to calculate the daily net asset value per share for each Fund and to maintain certain required accounting records.


       The Growth and Balanced Funds may compensate State Street Bank for these services directly or through a commission credit arrangement with Frank Russell Securities, Inc. The Adviser places trades for the Growth and Balanced Funds with Frank Russell Securities, Inc., subject to its obligation to obtain the best available price and most favorable execution. Investors directly compensates State Street for pricing and accounting services provided to the Short-Term Investment Fund.

       CUSTODIAL AGREEMENT - State Street Bank also serves as custodian of the assets of each Fund, including foreign securities through a subcustodian relationship. Under the Custodial Agreement, State Street maintains each Fund's portfolio securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities, and performs such other ministerial duties outlined in the Custodial Agreement.

       The Growth and Balanced Funds may compensate State Street for these services directly or through a commission credit arrangement with Frank Russell Securities, Inc. The Adviser places trades for the Growth and Balanced Funds with Frank Russell Securities, Inc., subject to its obligation to obtain the best available price and most favorable execution.

       TRANSFER AND DIVIDEND PAYING AGENT - Horace Mann Service Corporation ("HMSC"), One Horace Mann Plaza, Springfield, Illinois 62715-0001, acts as the transfer agent and dividend disbursing agent for each Fund and is paid a fee based on the number of accounts outstanding. HMSC is a wholly-owned subsidiary of Horace Mann Educators Corporation ("HMEC"). "Horace Mann" is a registered service mark of HMEC. The Funds have been given limited permission to use that service mark in its name, subject to HMEC's right to revoke that permission.


       INDEPENDENT AUDITORS - KPMG, LLP, 303 East Wacker Drive, Chicago, Illinois 60601, serves as the Trust's independent auditors. KPMG, LLP performs an annual audit of the financial statements of each Fund and provides accounting advice and services related to Securities and Exchange Commission filings throughout the year.


                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

       Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of each Fund's shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received at the home office, One Horace Mann Plaza, Springfield, Illinois 62715-0001. A security listed or traded on an exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter are valued at the last current bid price. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m. Chicago time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every date the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the International Equity Fund's net asset value is not calculated. Consequently, calculation of the net asset value for the International Equity Fund may not occur at the same time as determination of the most current market prices of the securities included in the calculation; and the value of the net assets held by the International Equity Fund may be significantly affected on days when shares are not available for purchase or redemption.

       Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as determined in good faith by the Board of Trustees.

                                   TAX STATUS

       It is intended that each of the Funds will qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). In order to qualify as a regulated investment company under the Code, Funds must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in these stocks, securities or foreign currencies; (b) distribute at least 90% of its net investment income which includes short-term capital gains and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, Government securities, the securities of other regulated investment companies, and other securities limited in respect of any one issuer to 5% of the Fund's total assets and to not more than 10% of the voting securities of that issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than Government securities or the securities of other regulated investment companies).

       The Funds are investment vehicles for the variable contracts of Horace Mann Life Insurance Company. The separate accounts which maintain the variable contracts must satisfy quarterly diversification requirements under Section 817(h) of the Code. These diversification requirements, which apply in addition to the diversification requirements imposed on the Funds by the Investment Company Act of 1940, place limitations on the investments of each Fund that can be made in the securities of certain issuers. If Fund investments are not adequately diversified under Section 817(h), the earnings of all variable contracts invested, in whole or in part, in the Fund will be currently taxable to the variable contract owners.

       As a regulated investment company, a Fund is not subject to federal income tax on its net investment income (including short-term capital gains) if it distributes all net investment income to its shareholders. A Fund will not be subject to federal income tax on any net capital gains (the excess of net long-term capital gains or net short-term capital losses) that are distributed as capital gain dividends. If, however, shares of a Fund are sold at a loss after being held six months or less, such loss will be considered a long-term capital loss to the extent of any capital gains distributions on such shares.

       A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's securities.

       The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

       Foreign exchange gains and losses realized by the International Equity Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if the Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

       The International Equity Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its taxable income.

       If the International Equity Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in its gross income, and treat as paid by it, his proportionate share of the foreign taxes paid by the Fund.

       Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

       If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the portfolio, the Board of Trustees of the Fund will promptly review the policies of the International Equity Fund to determine whether significant changes in its investments are appropriate.

         Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the International Equity Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above and in the prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

       The above discussion is only an abbreviated summary of the applicable provisions of the Code and is not intended as tax advice.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


       The following table sets forth, as of January 31, 1999, the holdings of the capital stock of each of the Funds known by the respective Fund to own, control or hold with power to vote 5% or more of its outstanding securities. Since the listed insurance company registered separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

                                                                   TYPE OF           SHARES                  % OF SHARE
                                                                   OWNERSHIP         OWNED                  OUTSTANDING
GROWTH FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
   (a)   Horace Mann Life Insurance Company Separate
         Account.................................................. Record

BALANCED FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
   (a)   Horace Mann Life Insurance Company Separate
         Account.................................................. Record

INCOME FUND:

                                       13


                                                                   TYPE OF           SHARES                  % OF SHARE
                                                                   OWNERSHIP         OWNED                  OUTSTANDING
Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
   (a)   Horace Mann Life Insurance Company Separate
         Account.................................................. Record

SHORT-TERM FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
   (a)   Horace Mann Life Insurance Company Separate
         Account.................................................. Record
   (b)   Horace Mann Life Insurance Company (depositor)........... Record
   (c)   Horace Mann Service Corporation 401k

SMALL CAP GROWTH FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
   (a)   Horace Mann Life Insurance Company Separate
         Account.................................................. Record
   (b)   Horace Mann Service Corporation 401k

INTERNATIONAL EQUITY FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
   (a)   Horace Mann Life Insurance Company Separate
         Account.................................................. Record
   (b)   Horace Mann Life Insurance Company (depositor)........... Record
   (c)   Horace Mann Service Corporation 401k

SOCIALLY RESPONSIBLE FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
   (a)   Horace Mann Life Insurance Company Separate
         Account.................................................. Record
   (b)   Horace Mann Service Corporation 401k



         Horace Mann Life Insurance Company is organized under the laws of the State of Illinois and is a wholly-owned subsidiary of Allegiance Life Insurance Company, an Illinois-domiciled life insurance company. One hundred percent of the stock of Allegiance Life Insurance Company is held by Horace Mann Educators Corporation, an insurance holding company incorporated in Delaware.

                               GENERAL INFORMATION

         As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(C) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the Investment Company Act of 1940 or other applicable law or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

                              FINANCIAL STATEMENTS


         The financial statements for the Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund for the year ended December 31, 1998, and the Report of Independent Auditors thereon, are incorporated herein by reference from the Funds' Annual Report dated December 31, 1998. A copy of the Annual Report must be accompanied by or preceded by the Prospectus. Additional copies of the Annual Report and/or the Reports of Independent Auditors may be obtained, upon request and without charge, by contacting the offices of the Funds at P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 535-7123, or by telephoning (217) 789-2500 or (800)
999-1030 (toll-free).

                                   APPENDIX A

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

         COMMERCIAL PAPER RATINGS. Moody's Investors Service, Inc., employs the designations "Prime-1", "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated PRIME-1 have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated PRIME-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Standard & Poor's Corporation's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2 and 3 to indicate the relative degree of safety. A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 - Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         CORPORATE DEBT SECURITIES. Moody's Investors Service, Inc., rates the long-term debt securities issued by various entities from "Aaa" to "D." Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, these changes are most unlikely to impair the fundamentally strong position of such issues. Aa - High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A - Upper medium grade obligations. These bonds possess many favorable investment attributes.
 Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

         Standard & Poor's Corporation also rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA - Highest grade. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates and provide the maximum safety on all counts. AA - High grade. Generally, these bonds differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market. A - Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories.

                                   APPENDIX B

                       DESCRIPTION OF SECURITIES AND RISKS

         This section should be read in conjunction with each Fund's description in the Prospectus, the section in the Prospectus entitled "Types of Investments and Associated Risks" and each Fund's fundamental and nonfundamental investment policies.

         REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. Repurchase agreements are agreements under which a Fund acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the investing Fund will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve United States Government or federal agency securities and, as utilized by the Funds, include only those securities in which the Funds may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week. The Funds intend to enter into repurchase agreements only with domestic commercial and savings banks and savings and loan associations with total assets of at least one billion dollars, or with primary dealers in United States Government securities. In addition, the Funds will not enter into repurchase agreements unless (a) the agreement specifies that the securities purchased, and interest accrued thereon, will have an aggregate value in excess of the price paid and (b) the Funds take delivery of the underlying instruments pending repurchase. In entering into a repurchase agreement, a Fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, a Fund may incur disposition costs in connection with liquidating the underlying security. Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited. The Funds believe that these risks are not material inasmuch as a Fund will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.

         REVERSE REPURCHASE AGREEMENTS. Each Fund may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of money market securities held by a Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If it employs reverse repurchase agreements, a Fund will use the proceeds to purchase other money market securities and instruments eligible for purchase by that Fund either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, a Fund will place in a segregated custodial account securities having a value equal to the repurchase price. A Fund will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with the proceeds of the transaction may decline below the repurchase price of the securities that the Fund is obligated to repurchase. As a matter of operating policy, the aggregate amount of illiquid repurchase and reverse repurchase agreements will not exceed 10% of any of the Funds' total net assets at the time of initiation.

         HIGH-YIELD (HIGH-RISK) SECURITIES. To the extent a Fund can invest in high-yield (high-risk) securities, the following sections are applicable. High-yield (high-risk) securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as "C" by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or "CCC" by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as "C" by S&P, "Not Prime" by Moody's, or "Fitch 4" by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market, and accordingly, so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force a Fund to sell the more liquid portion of its portfolio.

         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a Fund.

         CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Subadvisers' credit analysis than would be the case with investments in investment-grade debt obligations. The Advisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Subadvisers continually monitor the investments in each Fund's portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

         LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet a Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         WARRANTS. Each Fund may invest in warrants. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. While warrants may be traded, there is often no secondary market for them. Moreover, they are usually issued by the issuer of the security to which they relate. The Funds will invest in publicly traded warrants only. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the investing Fund's investment in them will be lost. In view of the highly speculative nature of warrants, as a matter of operating policy, the Growth Fund, International Equity Fund, Socially Responsible Fund, Balanced Fund, Income Fund and Short-Term Investment Fund will not invest more than 5% of their total net assets in warrants.

         RIGHTS OFFERINGS. The Small Cap Fund may participate in rights offerings, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights involves the risk that the Fund could lose the purchase value of a right if the right to subscribe to additional shares is not exercised prior to the rights' expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         CONVERTIBLE PREFERRED STOCKS AND DEBT SECURITIES. The Growth Fund, International Equity Fund, Socially Responsible Fund, Balanced Fund, Income Fund and Short-Term Investment Fund may invest in convertible preferred stock and debt securities. Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

         PREFERRED EQUITY REDEMPTION CUMULATIVE STOCK. The Growth Fund, International Equity Fund, Socially Responsible Fund, Balanced Fund, Income Fund and Short-Term Investment Fund may invest in preferred equity redemption cumulative stock. Preferred Equity Redemption Cumulative Stock (PERCS) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date. PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company's common stock. However, the terms of PERCS limit an investor's ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.

         ADJUSTABLE RATE MORTGAGE SECURITIES. The Growth Fund, International Equity Fund, Socially Responsible Fund, Balanced Fund, Income Fund and Short-Term Investment Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities (ARMs), are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

         ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

         TYPES OF CREDIT ENHANCEMENT. Mortgage backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligers on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

         FOREIGN SECURITIES. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Small Cap Growth Fund and International Equity Fund may invest in foreign currencies. The Balanced Fund and Income Fund may each enter into forward foreign currency exchange contracts to the extent of 15% of the value of their respective total assets for hedging purposes. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of Fund securities but rather allow the Fund to establish a rate of exchange for a future point in time. A Fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific Fund transactions or with respect to Fund positions.

         The Small Cap Growth Fund may enter into forward foreign currency exchange contracts when deemed advisable by its Subadviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. Second, when the Fund's adviser or subadviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         The Small Cap Growth Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of Fund securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have Fund exposure. For example, the Fund may hold both French government bonds and German government bonds, and the Subadviser may believe that French francs will deteriorate against German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar. In general, currency transactions are subject to risks different from those of other Fund transactions, and can result in greater losses to the Fund than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Because investments in foreign securities usually will involve currencies of foreign countries and to the extent a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Fund as measured in dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate or exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

         A separate account of the Fund consisting of liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts entered into under the second circumstances, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

         STRATEGIC TRANSACTIONS AND DERIVATIVES. The International Equity Fund and Socially Responsible Fund may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in such Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Subadviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Subadviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

         GENERAL CHARACTERISTICS OF OPTIONS. To the extent consistent with their investment objectives, the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts.

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market-value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American-style put or call option may be exercised at any time during the option period thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The Funds may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Funds will not sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

         When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


         GENERAL CHARACTERISTICS OF FUTURES. To the extent consistent with their investment objectives, the Growth Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.


         The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If a Fund exercises an option on a futures contracts it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         The Funds will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

         OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

         CURRENCY TRANSACTIONS. The Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the adviser.

         The Funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Funds will not enter into a transaction to hedge currency exposure to an extent greater, after all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which the Fund expects to have portfolio exposure.


         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. For example, if the Subadviser considers that the Austrian schilling is correlated to the German Deutsche mark (the "D-mark"), a Fund holds securities denominated in schillings and if the Subadviser believes that the value of schillings will decline against the U.S. dollar, the Subadviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

         RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         COMBINED TRANSACTIONS. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Subadviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Subadviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

         SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on change in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Subadviser and the Funds believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to the 1940 Act's borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

         EURODOLLAR INSTRUMENTS. The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowing. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

         RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lower trading volume and liquidity.

         USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate liquid, high-grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid, high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid, high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

         Except when the Funds enter into a forward contractS for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

         OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments, it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election or either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Funds must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Funds will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligations, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Funds may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. (See "TAX STATUS").

         VARIABLE AND FLOATING RATE INSTRUMENTS. The Small Cap Growth Fund may invest in variable and floating rate instruments. With respect to purchasable variable and floating rate instruments, the Adviser or subadviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted Fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

         MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Small Cap Growth Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Fund's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

         MORTGAGE-RELATED SECURITIES. The Small Cap Growth Fund, Balanced Fund and Income Fund may invest in mortgage-related securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrower funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitled the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         ASSET-BACKED SECURITIES. The Small Cap Growth Fund, Balanced Fund and Income Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations which the Funds may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Small Cap Growth Fund and Socially Responsible Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

         LEASE OBLIGATIONS. The Small Cap Growth Fund may hold participation certificates in a lease, an installment purchase contract or a conditional sales contract ("lease obligations"). The Subadviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Subadviser will consider, among other factors, the following: (i) whether the lease can be canceled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the lease property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

         Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

         COMMERCIAL PAPER. The Small Cap Growth Fund, Socially Responsible Fund, Balanced Fund, Income Fund and Short-Term Investment Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Fund's adviser or subadviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These ratings symbols are described in Appendix A.

         Commercial paper purchasable by the Fund includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

         INVESTMENT GRADE DEBT OBLIGATIONS. The Growth Fund, Balanced Fund, Income Fund and Short-Term Investment Fund may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

         WHEN-ISSUED PURCHASE AND FORWARD COMMITMENTS. The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, Balanced Fund and Income Fund may enter into "when-issued" and "forward" commitments, including, for the Small Cap Growth Fund only, "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Fund agrees to purchase securities on this basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside Fund securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside Fund securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its Fund might be affected when it sets aside cash or Fund securities to cover such purchase commitments, each Fund expects that its forward commitments and commitments to purchase when-issued or, in the case of the Small Cap Growth Fund, TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

         If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     STAND-BY COMMITMENTS. The Small Cap Growth Fund may invest in stand-by commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Fund's option a specified Municipal

Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

         Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a subadviser's opinion, present minimal credit risks. The Fund will acquire stand-by commitments solely to facilitate Fund liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

                            HORACE MANN MUTUAL FUNDS

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS
  (a)Declaration of Trust and Certificate of Trust. (1)/
  (b)By-Laws. (1)/
  (c)Not applicable.
  (d)(i)  Management Agreement with Horace Mann Investors, Inc. (2)/
     (i)(1) Letter Agreement. (3)/
     (ii) Investment Sub-Advisory Agreement between Horace Mann Investors, Inc. and Scudder Kemper Investments, Inc. dated October 29, 1998.**
     (iii)Form of Investment Advisory Agreement with Wilshire Associates Incorporated.**
     (iv) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Scudder Kemper Investments, Inc.**
     (v) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Wellington Management Company, LLP.**
     (vi) Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and BlackRock, Inc.**
     (vii)Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Mellon Equity Associates, LLP.**
     (viii)Form of Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Brinson Partners.**
  (e)Not applicable.
  (f)Not applicable.
  (g)(i)  Custodian Services Agreement. (2)/
  (h)(i)  Transfer Agent Agreement. (2)/
     (ii) Money Transfer Services Agreement. (2)/
     (iii)Form of Management Agreement with Horace Mann Investors, Inc.**
     (iv) Form of Support Services Agreement with HMLIC.**
  (i)Opinion and Consent of Vedder, Price, Kaufman & Kammholz. (3)/
  (j)Consent of KPMG Peat Marwick LLP.**

   (k)(i) Financial Statements required in Part A of this Registration
              Statement that are not included in this post-effective amendment, but will be supplied in the next post-effective amendment:

              For the Growth Fund, Income Fund, Balanced Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund:

                              Financial Highlights

      (ii) Financial Statements required in Part B of this
               Registration Statement that are not included in this post-effective amendment, but will be incorporated by reference from the Annual Report to be filed electronically with the Securities and Exchange
               Commission:

               Audited financial statements for each of the Funds will be incorporated by reference from the Funds' Annual Report dated December 31, 1998:

               Report of Independent Auditors Statements of
               Investments at December 31, 1998 Statements of assets and liabilities at December 31, 1998 Statements of operations for the year ended December 31, 1998

               Statement of changes in net assets for the years ended December 31, 1997 and 1998

               Notes to financial statements at December 31, 1998

               Financial Highlights for each of the fiscal years since 1988 for the Growth Fund, Income Fund,
               Balanced Fund and Short-Term Investment Fund and since inception, March 10, 1997, for the Small Cap
               Growth Fund, International Equity Fund and
               Socially Responsible Fund.
     (l)  Investment Letter from initial investor to the Registrant. (1)/
     (m)  Not applicable.
     (n)  Not applicable.
     (o)  Not applicable.
     (p)  (i) Power of Attorney (2)/
          (ii) Power of Attorney for Richard A. Holt.*

(1)/ Incorporated by reference to the initial Registration Statement filed on November 8, 1996.

(2)/ Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on or about February 20, 1997.

(3)/ Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on Form N-1A on or about March 19, 1997.

*   Filed herewith.
**  To be filed by Post-Effective Amendment.

ITEM 24.     Persons Controlled By or Under Common Control with Registrant

     No person is directly controlled by Horace Mann Mutual Funds. Companies under common control include Horace Mann Educators Corp. and its subsidiaries. See Exhibit No. 19, incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on or about February 20, 1997.

Item 25.     Indemnification

     Article V of Registrant's Declaration of Trust, provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

     Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.     Business and Other Connections of Investment Adviser

             Registrant's current investment adviser is Horace Mann Investors, Inc. In addition to its services to Registrant as investment adviser, Horace Mann Investors, Inc. is a reistered securities broker-dealer and acts as distributor for the Variable Annuity Products of Horace Mann Life Insurance Company. The Adviser has entered into investment subadvisory agreements with Wellington Management Company, LLP, Scudder Kemper Investments, Inc. and BlackRock, Inc. for the management of the assets of the Fund.

                   BUSINESS AND OTHER CONNECTIONS OF BOARD OF DIRECTORS AND
NAME               OFFICERS OF REGISTRANT'S MANAGER, HORACE MANN INVESTORS, INC.

A. Thomas Arisman  Director, Chairman of the Board and President, Horace Mann
                   Investors, Inc.**
                   Senior Vice President, Horace Mann Life Insurance Company, Horace Mann Service Corporation and related insurance companies**

Larry K. Becker    Director, Horace Mann Investors, Inc.**
                   Director, Executive Vice President and Chief Financial
                   Officer, Horace Mann Life Insurance Company, Horace Mann
                   Service Corporation and related insurance companies**

George J. Zock     Director, Horace Mann Investors, Inc.**
                   Trustee and President, Horace Mann Mutual Funds**
                   Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation; and positions with Horace Mann Educators Corporation and its subsidiaries**

William J. Kelly   Treasurer, Horace Mann Investors, Inc.**
                   Treasurer and Regulatory Compliance Officer, Horace Mann
                   Mutual Funds**
                   Vice President, Horace Mann Life Insurance Company, Horace
                   Mann Service Corporation and related insurance companies**

Ann M. Caparros    Secretary, Horace Mann Investors, Inc.**
                   Secretary, Horace Mann Mutual Funds**
                   Director, Vice President, Corporate Secretary, Horace Mann
                   Life Insurance Company, Horace Mann Service Corporation, and related insurance companies**

Roger W. Fisher    Controller, Horace Mann Investors, Inc.**
                   Controller, Horace Mann Mutual Funds**
                   Senior Vice President, Horace Mann Service Corporation,
                   Horace Mann Life Insurance Company and related companies**

**One Horace Mann Plaza, Springfield, Illinois

     Effective March 1, 1999, it is anticipated that Wilshire Associates Incorporated will become the investment adviser to the Registrant and Horace Mann Investors will provide administrative services pursuant to a Management Agreement.

BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND PARTNERS OF REGISTRANT'S PROPOSED INVESTMENT ADVISER, WILSHIRE ASSOCIATES INCORPORATED, ("WILSHIRE"). WILSHIRE IS AN INVESTMENT ADVISER REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940, AS AMENDED (THE "ADVISERS ACT").

     The list required by this Item 26 of officers and partners of Wilshire, together with information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and partners during the past two fiscal years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wilshire pursuant to the Advisers Act (SEC File No.801-36233).

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND PARTNERS OF REGISTRANT'S INVESTMENT SUB-ADVISER, SCUDDER KEMPER INVESTMENTS, INC. ("SCUDDER KEMPER"). SCUDDER KEMPER IS AN INVESTMENT ADVISER REGISTERED UNDER THE ADVISERS ACT.

     The list required by this Item 26 of officers and partners of Scudder Kemper, together with information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and partners during the past two fiscal years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Scudder Kemper pursuant to the Advisers Act (SEC File No. 801-252).

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND PARTNERS OF REGISTRANT'S INVESTMENT SUB-ADVISER, WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON"). WELLINGTON IS AN INVESTMENT ADVISER REGISTERED UNDER THE ADVISERS ACT.

     The list required by this Item 26 of officers and partners of Wellington, together with information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and partners during the past two fiscal years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Wellington pursuant to the Advisers Act (SEC File No. 801-15908).

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND PARTNERS OF REGISTRANT'S INVESTMENT SUB-ADVISER, BLACKROCK, INC. ("BLACKROCK"). BLACKROCK IS AN INVESTMENT ADVISER REGISTERED UNDER THE ADVISERS ACT.

     The list required by this Item 26 of officers and partners of BlackRock, together with information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and partners during the past two fiscal years, is incorporated herein by reference to Schedules A and D of Form ADV filed by BlackRock pursuant to the Advisers Act (SEC File No. 801-47711).

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND PARTNERS OF REGISTRANT'S PROPOSED INVESTMENT SUB-ADVISER, MELLON EQUITY ASSOCIATES, LLP ("MELLON EQUITY"). MELLON EQUITY IS AN INVESTMENT ADVISER REGISTERED UNDER THE ADVISERS ACT.

     The list required by this Item 26 of officers and partners of Mellon Equity, together with information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and partners during the past two fiscal years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Mellon Equity pursuant to the Advisers Act (SEC File No. 801-28692).

     BUSINESS AND OTHER CONNECTIONS OF OFFICERS AND PARTNERS OF REGISTRANT'S PROPOSED INVESTMENT SUB-ADVISER, BRINSON PARTNERS, INC. ("BRINSON"). BRINSON IS AN INVESTMENT ADVISER REGISTERED UNDER THE ADVISERS ACT.

     The list required by this Item 26 of officers and partners of Brinson, together with information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and partners during the past two fiscal years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Brinson pursuant to the Advisers Act (SEC File No. 801-34910).

Item 27.     Principal Underwriters

             Not applicable.

Item 28. Location of Accounts and Records

     All such accounts, books and other documents are maintained (i) at the offices of the Registrant, (ii) at the offices of Registrant's investment adviser, Horace Mann Investors, Inc., One Horace Mann Plaza, Springfield, Illinois 62715, (iii) at the offices of Registrant's investment subadvisers, Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110 and BlackRock, Inc., 1600 Market Street, 27th Floor, Philadelphia, Pennsylvania 19103, or (iv) at the offices of Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

Item 29.     Management Services

             Not applicable.

Item 30.     Undertakings

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and State of Illinois on the 30th day of December, 1998.

                                 HORACE MANN MUTUAL FUNDS

                             By: /S/ GEORGE J. ZOCK
                                 George J. Zock, President

             Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below on December 30, 1998 by the following persons in the capacities indicated.

SIGNATURE                TITLE

/S/ GEORGE J. ZOCK       President (Principal Executive Officer)and Trustee
George J. Zock

/S/ WILLIAM J. KELLY     Treasurer (Principal Financial and Accounting Officer)
William J. Kelly

/S/ A. L. GALLOP*        Trustee
A. L. Gallop

/S/ DONALD G. HETH*      Trustee
Donald G. Heth

/S/ RICHARD A. HOLT*     Trustee
Richard A. Holt

/S/ RICHARD D. LANG*     Trustee
Richard D. Lang

/S/ HARRIET A. RUSSELL*  Trustee
Harriet A. Russell

*George J. Zock signs this document pursuant to powers of attorney filed as
Exhibit 20 to Registrant's Pre-Effective Amendment No. 1 as filed on or about February 20, 1997 and as filed herewith.

                                  EXHIBIT INDEX

(p)        Power of Attorney for Richard A. Holt.